UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 21

Message from the Trustees

November 9, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders.

They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can have less volatility than an all-stock allocation in the long run.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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How did stocks perform during the reporting period?

Major stock indexes advanced for much of the period. After a shaky start in September and October 2020, the introduction of the first Covid-19 vaccines, additional fiscal stimulus, and signs of economic recovery helped lift investor sentiment. After finishing calendar-year 2020 strong, stocks faced challenges in the new year. Vaccine shortages delayed economic reopenings, particularly outside the United States. A sell-off in global technology stocks and a spike in new Covid-19 cases, largely from the highly contagious Delta variant, also curbed investor enthusiasm.

By March 2021, U.S. President Biden’s $1.9 trillion relief bill helped buoy stock markets. As the economic recovery picked up speed, investors grew concerned over rising inflation and a potential wind down of the Federal Reserve’s asset-purchase program. Despite these headwinds, U.S. stocks rose a remarkable 30.00%, as measured by the S&P 500 Index, for the 12-month reporting period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], gained 25.73%.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/21. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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How did bonds perform during the reporting period?

During the period, the Fed continued to purchase billions of dollars’ worth of U.S. Treasuries and mortgage-backed bonds as well as corporate bonds and exchange-traded funds, helping to keep interest rates low. In the first quarter of calendar-year 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. In late September 2021, the Fed indicated it was ready to scale back asset purchases as soon as November 2021 and could lift interest rates in 2022. The European Central Bank also said it would conduct bond purchases under its emergency program at a “moderately lower pace” over the next three months.

The yield on the benchmark 10-year U.S. Treasury note, which helps set borrowing costs on everything from mortgages to corporate debt, rose from 0.68% at the start of the period to 1.52% at period-end. The Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade fixed income securities, posted a loss of 0.90%. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period at 11.94%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.]

How did the fund perform for the reporting period?

The fund’s class A shares returned 18.66% compared with 31.88% for its primary benchmark, the Russell 3000 Index. The fund outperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which posted a return of 18.11%. This custom benchmark comprises 50% the Russell 3000 Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Our asset allocation decisions benefited fund results. Due to political and pandemic uncertainties, we actively adjusted our allocation mix. The largest boost to fund performance came from our equity allocation decisions. Our equity position ranged from moderately overweight to overweight, which helped results as stocks soared during the period. We moved the position to neutral at the end of August 2021.

An out-of-benchmark long position to commodity risk, implemented at the beginning of calendar-year 2021, also was a notable contributor. We anticipated that vaccine rollouts, fiscal support, and easy monetary conditions would stimulate significant global demand for commodities in 2021. We eliminated this position in mid-August 2021. In fixed income, our interest-rate risk and credit risk positions remained close to the weightings of the custom benchmark and did not have a material impact on fund performance over the period.

Our active implementation decisions detracted from performance, primarily driven by underperformance from our strategic global macroeconomic trades. Our fundamental U.S. large-cap growth strategy also weighed on results, but to a lesser extent. Implementation losses were slightly mitigated by positive contributions from our quantitative U.S. large-cap equity and international developed equity strategies. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the recent past, many factor-based quantitative models, particularly those that emphasize value factors, have struggled. Performance in these factors and in our quantitative strategies improved compared with prior periods. Selection within our fundamental U.S. large-cap value and

Dynamic Asset Allocation Balanced Fund 7

opportunistic fixed income sleeves also helped lift fund performance.

How was the fund positioned relative to the custom benchmark at the start of its new fiscal year on October 1, 2021?

The portfolio was positioned close to the custom benchmark as of October 1, 2021. We had a slightly underweight position to interest-rate risk and neutral positions to equity risk and credit risk. We also made several changes to positioning near the end of the reporting period. As previously mentioned, we eliminated our out-of-benchmark long position to commodity risk. We also reduced our equity position from overweight to neutral. Lastly, we decreased our credit position from slightly overweight to neutral. This change was supported by an expected ramp-up in investment-grade and high-yield issuance and a confluence of policy and geopolitical risks.

What is your outlook for financial markets?

Despite investor concerns around central bank asset-purchase tapering, inflation, and surging Covid-19 cases, markets have recovered significantly year to date. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets during the period. While we remain optimistic about the recovery, we anticipate more volatility ahead as investors weigh the impact of a widely expected shift in central bank policy and an end to more stimulus.

The Fed’s rate-setting committee indicated in September 2021 that it could start to taper its $120 billion in monthly asset purchases as soon as its next scheduled meeting in early November 2021. New projections released at the end of the Fed’s two-day policy meeting showed that half of 18 Fed officials expected to raise interest rates by the end of 2022.

Given the current environment, our outlook on equities is neutral. This view is supported by a combination of factors, including our expectations for seasonally increased volatility, a move past peak earnings growth, and a shift in central bank policy. While we maintain a positive

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is neutral. Given that spreads have been hovering at the tight end of their recent range, and volatility and defaults are extremely low relative to historical levels, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Our outlook on interest-rate-sensitive fixed income is slightly bearish, as we believe risks are skewed to higher yields given the expectations for continued economic momentum and inflation spikes. We expect asset-purchase tapering and a shift in rate policy by the Fed to put upward pressure on yields. Against this backdrop, we continue to have conviction in our investment strategies based on their strong, long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	7.37%	162.03%	10.11%	56.47%	9.37%	28.70%	8.77%	18.66%
After sales charge	7.14	146.96	9.46	47.47	8.08	21.30	6.65	11.83
Class B (2/11/94)
Before CDSC	7.14	146.79	9.45	50.81	8.56	25.85	7.96	17.80
After CDSC	7.14	146.79	9.45	48.81	8.27	22.85	7.10	12.80
Class C (9/1/94)
Before CDSC	7.12	146.64	9.45	50.85	8.57	25.84	7.96	17.76
After CDSC	7.12	146.64	9.45	50.85	8.57	25.84	7.96	16.76
Class P (8/31/16)
Net asset value	7.67	170.62	10.47	59.57	9.80	30.13	9.18	19.12
Class R (1/21/03)
Net asset value	7.09	155.51	9.83	54.61	9.11	27.74	8.50	18.39
Class R5 (7/2/12)
Net asset value	7.64	168.84	10.39	58.55	9.66	29.65	9.04	18.95
Class R6 (7/2/12)
Net asset value	7.68	171.33	10.50	59.17	9.74	29.97	9.13	19.08
Class Y (7/5/94)
Net asset value	7.64	168.86	10.40	58.49	9.65	29.74	9.07	19.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	10.47%	364.64%	16.60%	117.85%	16.85%	56.08%	16.00%	31.88%
Putnam Balanced Blended
Benchmark*	—†	174.90	10.64	67.15	10.82	38.04	11.35	18.11
Lipper Mixed-Asset Target
Allocation Moderate Funds	7.25	123.99	8.29	49.03	8.23	28.26	8.59	16.58
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 579, 543, 484, 363, and 29 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $24,679 and $24,664, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $27,062, $25,551, $26,884, $27,133, and $26,886, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4	4
Income	$0.172		$0.036	$0.047	$0.237	$0.127	$0.213	$0.230	$0.215
Capital gains
Long-term gains	0.095		0.095	0.095	0.095	0.095	0.095	0.095	0.095
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.267		$0.131	$0.142	$0.332	$0.222	$0.308	$0.325	$0.310
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$15.34	$16.28	$15.29	$14.88	$15.38	$15.20	$15.38	$15.37	$15.37
9/30/21	17.92	19.01	17.87	17.37	17.97	17.76	17.97	17.96	17.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	0.96%	1.71%	1.71%	0.57%	1.21%	0.71%	0.61%	0.71%
Annualized expense ratio
for the six-month period
ended 9/30/21*	0.93%	1.68%	1.68%	0.55%	1.18%	0.70%	0.60%	0.68%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.80	$8.65	$8.65	$2.84	$6.08	$3.61	$3.10	$3.51
Ending value (after expenses)	$1,057.90	$1,053.90	$1,054.00	$1,059.60	$1,056.50	$1,059.50	$1,059.40	$1,059.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.71	$8.49	$8.49	$2.79	$5.97	$3.55	$3.04	$3.45
Ending value (after expenses)	$1,020.41	$1,016.65	$1,016.65	$1,022.31	$1,019.15	$1,021.56	$1,022.06	$1,021.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Dynamic Asset Allocation Balanced Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000® Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net

16 Dynamic Asset Allocation Balanced Fund

asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Balanced Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the

Dynamic Asset Allocation Balanced Fund 19

Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing

20 Dynamic Asset Allocation Balanced Fund

contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment

Dynamic Asset Allocation Balanced Fund 21

performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 574, 536 and 486 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Balanced Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/21

COMMON STOCKS (68.7%)*	Shares	Value
Advertising and marketing services (0.1%)
Omnicom Group, Inc.	12,400	$898,504
Publicis Groupe SA (France)	9,030	608,113
		1,506,617
Automotive (1.4%)
Ford Motor Co. †	778,000	11,016,480
General Motors Co. †	129,382	6,819,725
Porsche Automobil Holding SE (Preference) (Germany)	12,844	1,279,957
Stellantis NV (Italy)	115,379	2,207,567
Tesla, Inc. †	10,136	7,860,265
Toyota Motor Corp. (Japan)	9,000	160,994
United Rentals, Inc. †	16,108	5,652,780
Volkswagen AG (Preference) (Germany)	1,998	447,581
Volvo AB (Sweden)	80,250	1,803,003
Yamaha Motor Co., Ltd. (Japan)	80,600	2,244,288
		39,492,640
Basic materials (2.8%)
Akzo Nobel NV (Netherlands)	13,319	1,450,317
Anglo American PLC (United Kingdom)	48,572	1,675,485
Arkema SA (France)	5,675	750,706
Axalta Coating Systems, Ltd. †	56,100	1,637,559
BHP Group PLC (United Kingdom)	66,537	1,658,321
BlueScope Steel, Ltd. (Australia)	64,560	936,608
Brenntag AG (Germany)	26,185	2,442,601
CF Industries Holdings, Inc.	19,500	1,088,490
Compagnie De Saint-Gobain (France)	59,482	4,006,235
Corteva, Inc.	120,307	5,062,519
Covestro AG (Germany)	26,063	1,790,046
CRH PLC (Ireland)	156,128	7,282,746
Dow, Inc.	93,822	5,400,394
DuPont de Nemours, Inc.	125,172	8,510,444
Eastman Chemical Co.	20,500	2,065,170
Eiffage SA (France)	8,245	831,770
Fortune Brands Home & Security, Inc.	27,161	2,428,737
Freeport-McMoRan, Inc. (Indonesia)	172,731	5,618,939
Holcim, Ltd. (Switzerland)	28,128	1,353,253
International Paper Co.	15,500	866,760
LANXESS AG (Germany)	6,072	412,897
LG Chem, Ltd. (South Korea)	966	630,989
Linde PLC	6,438	1,914,213
Nitto Denko Corp. (Japan)	4,800	342,054
Rio Tinto PLC (United Kingdom)	33,055	2,182,494
Sherwin-Williams Co. (The)	18,861	5,275,987
Shin-Etsu Chemical Co., Ltd. (Japan)	7,600	1,281,852
SIG Combibloc Group AG (Switzerland)	58,909	1,562,394
WestRock Co.	18,200	906,906
Weyerhaeuser Co. R	152,100	5,410,197
		76,777,083

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (68.7%)* cont.	Shares	Value
Broadcasting (—%)
iHeartMedia, Inc. Class A †	1,249	$31,250
		31,250
Building materials (—%)
Owens Corning	9,400	803,700
		803,700
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	57,490	1,916,265
AGCO Corp.	19,800	2,426,094
Allegion PLC (Ireland)	18,900	2,498,202
Allison Transmission Holdings, Inc.	22,700	801,764
Atlas Copco AB Class A (Sweden)	5,511	334,299
Avery Dennison Corp.	4,200	870,282
Caterpillar, Inc.	4,400	844,668
Clean Harbors, Inc. †	7,500	779,025
CNH Industrial NV (United Kingdom)	185,406	3,139,338
Crown Holdings, Inc.	19,300	1,945,054
Cummins, Inc.	22,900	5,142,424
Daikin Industries, Ltd. (Japan)	7,700	1,656,183
Deere & Co.	28,047	9,397,708
Dover Corp.	5,300	824,150
Eaton Corp. PLC	26,451	3,949,399
GEA Group AG (Germany)	8,101	371,256
Gentex Corp.	36,300	1,197,174
Honeywell International, Inc.	29,876	6,342,077
Johnson Controls International PLC	145,986	9,938,726
Koito Manufacturing Co., Ltd. (Japan)	15,400	925,987
Legrand SA (France)	18,368	1,970,031
Lockheed Martin Corp.	31,500	10,870,650
Northrop Grumman Corp.	19,586	7,053,898
Oshkosh Corp.	10,100	1,033,937
Otis Worldwide Corp.	24,566	2,021,290
Parker Hannifin Corp.	22,700	6,347,374
Raytheon Technologies Corp.	43,249	3,717,684
Republic Services, Inc.	14,000	1,680,840
Sandvik AB (Sweden)	76,700	1,750,457
Schneider Electric SA (France)	11,168	1,856,794
Textron, Inc.	24,300	1,696,383
Toro Co. (The)	9,500	925,395
TransDigm Group, Inc. †	3,008	1,878,707
Waste Management, Inc.	23,700	3,539,832
		101,643,347
Commercial and consumer services (1.8%)
Adecco Group AG (Switzerland)	3,478	174,181
Adyen NV (Netherlands) †	364	1,012,124
Allfunds Group PLC (United Kingdom) †	72,815	1,400,276
Amadeus IT Holding SA Class A (Spain) †	18,024	1,184,042
Aramark	69,923	2,297,670
Brambles, Ltd. (Australia)	108,539	844,209
CK Hutchison Holdings, Ltd. (Hong Kong)	96,500	639,922

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Commercial and consumer services cont.
CoStar Group, Inc. †	55,056	$4,738,119
FleetCor Technologies, Inc. †	3,600	940,572
Gartner, Inc. †	18,000	5,469,840
Mastercard, Inc. Class A	26,451	9,196,484
Nexi SpA (Italy) †	97,036	1,810,376
Nielsen Holdings PLC	52,000	997,880
PayPal Holdings, Inc. †	60,850	15,833,779
SGS SA (Switzerland)	427	1,241,615
Sofina SA (Belgium)	607	240,804
Square, Inc. Class A †	6,284	1,507,155
TransUnion	7,600	853,556
		50,382,604
Communication services (2.2%)
American Tower Corp. R	32,714	8,682,623
AT&T, Inc.	82,300	2,222,923
Charter Communications, Inc. Class A † S	13,730	9,989,399
Comcast Corp. Class A	183,268	10,250,179
Crown Castle International Corp. R	4,700	814,604
Deutsche Telekom AG (Germany)	122,395	2,467,748
KDDI Corp. (Japan)	132,000	4,362,272
Koninklijke KPN NV (Netherlands)	318,070	997,493
Liberty Global PLC Class C (United Kingdom) †	82,105	2,418,813
SK Telecom Co., Ltd. (South Korea)	7,147	1,948,875
T-Mobile US, Inc. †	22,689	2,898,747
Verizon Communications, Inc.	243,510	13,151,975
		60,205,651
Computers (4.5%)
Apple, Inc.	590,331	83,531,837
Check Point Software Technologies, Ltd. (Israel) †	4,600	519,984
Cisco Systems, Inc./California	175,000	9,525,250
Dynatrace, Inc. †	39,877	2,830,071
Fortinet, Inc. †	31,500	9,199,260
Fujitsu, Ltd. (Japan)	9,500	1,725,301
Logitech International SA (Switzerland)	5,663	501,537
ServiceNow, Inc. †	11,111	6,914,042
Synopsys, Inc. †	12,700	3,802,507
Twilio, Inc. Class A †	10,188	3,250,481
		121,800,270
Conglomerates (0.2%)
3M Co.	15,000	2,631,300
AMETEK, Inc.	19,900	2,467,799
General Electric Co.	7,430	765,513
		5,864,612
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	1,037	741,521
Pandora A/S (Denmark)	8,471	1,027,278
Swedish Match AB (Sweden)	106,117	930,658
		2,699,457

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (68.7%)* cont.	Shares	Value
Consumer cyclicals (—%)
Genting Intl. Public Ltd., Co. (Singapore)	667,700	$351,691
		351,691
Consumer staples (4.5%)
Airbnb, Inc. Class A †	28,532	4,786,243
Asahi Group Holdings, Ltd. (Japan)	37,400	1,811,729
Auto1 Group SE 144A (Germany) †	16,891	617,539
Carlsberg A/S Class B (Denmark)	8,914	1,450,087
Chipotle Mexican Grill, Inc. †	2,191	3,982,186
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	4	469,701
Coca-Cola Co. (The)	18,100	949,707
Coca-Cola Europacific Partners PLC (United Kingdom)	33,361	1,844,529
Coca-Cola HBC AG (Switzerland)	66,203	2,127,883
Coles Group, Ltd. (Australia)	129,384	1,578,993
Colgate-Palmolive Co.	104,500	7,898,110
Constellation Brands, Inc. Class A	20,800	4,382,352
Darden Restaurants, Inc.	19,900	3,014,253
Diageo PLC (United Kingdom)	59,156	2,850,317
Endeavour Group, Ltd./Australia (Australia) †	70,031	351,660
Estee Lauder Cos., Inc. (The) Class A	13,836	4,149,831
Ferguson PLC (United Kingdom)	14,433	2,000,744
Imperial Brands PLC (United Kingdom)	72,429	1,511,546
ITOCHU Corp. (Japan)	70,800	2,073,839
Keurig Dr Pepper, Inc.	68,206	2,329,917
Koninklijke Ahold Delhaize NV (Netherlands)	67,421	2,235,229
Kraft Heinz Co. (The)	12,900	474,978
L’Oreal SA (France)	6,794	2,804,035
ManpowerGroup, Inc.	11,200	1,212,736
McDonald’s Corp.	32,500	7,836,075
MercadoLibre, Inc. (Argentina) †	1,339	2,248,717
Mondelez International, Inc. Class A	67,100	3,903,878
Nestle SA (Switzerland)	19,082	2,295,925
Netflix, Inc. †	3,513	2,144,124
NH Foods, Ltd. (Japan)	11,700	442,581
PepsiCo, Inc.	81,859	12,312,412
Philip Morris International, Inc.	14,400	1,364,976
Procter & Gamble Co. (The)	97,618	13,646,996
Starbucks Corp.	30,900	3,408,579
Sysco Corp.	44,500	3,493,250
Tyson Foods, Inc. Class A	12,600	994,644
Uber Technologies, Inc. †	106,467	4,769,722
Unilever PLC (United Kingdom)	7,815	422,463
Yakult Honsha Co., Ltd. (Japan)	13,900	704,737
Yum! Brands, Inc.	6,700	819,477
Zalando SE (Germany) †	14,552	1,337,236
ZOZO, Inc. (Japan)	84,800	3,175,290
		122,229,226
Electronics (3.1%)
Advanced Micro Devices, Inc. †	39,478	4,062,286
Brother Industries, Ltd. (Japan)	26,600	585,273

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Electronics cont.
Cirrus Logic, Inc. †	11,500	$947,025
Garmin, Ltd.	6,500	1,010,490
Hoya Corp. (Japan)	31,600	4,942,174
Intel Corp.	16,800	895,104
Marvell Technology, Inc.	24,188	1,458,778
MinebeaMitsumi, Inc. (Japan)	79,200	2,022,313
nVent Electric PLC (United Kingdom)	16,700	539,911
NVIDIA Corp.	169,276	35,067,216
NXP Semiconductors NV	12,439	2,436,427
Omron Corp. (Japan)	11,000	1,090,292
Qualcomm, Inc.	159,150	20,527,167
Samsung Electronics Co., Ltd. (Preference) (South Korea)	31,377	1,836,576
Shimadzu Corp. (Japan)	19,600	860,956
Texas Instruments, Inc.	14,789	2,842,594
Thales SA (France)	21,647	2,090,504
Vontier Corp.	86,171	2,895,346
		86,110,432
Energy (2.0%)
BP PLC (United Kingdom)	413,647	1,873,840
Cenovus Energy, Inc. (Canada)	66,223	667,668
Chevron Corp.	37,600	3,814,520
ConocoPhillips	93,576	6,341,646
DCC PLC (Ireland)	4,347	359,797
Enterprise Products Partners LP	102,355	2,214,962
EOG Resources, Inc.	14,775	1,185,989
Equinor ASA (Norway)	92,721	2,362,845
Exxon Mobil Corp.	60,110	3,535,670
Halliburton Co.	302,565	6,541,455
Marathon Petroleum Corp.	53,100	3,282,111
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,135	411,102
Orsted AS (Denmark)	10,305	1,359,647
Reliance Industries, Ltd. 144A (India)	36,952	2,497,792
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	217,469	4,843,502
Royal Dutch Shell PLC Class B (United Kingdom)	282,047	6,248,559
Schlumberger, Ltd.	15,600	462,384
Targa Resources Corp.	45,700	2,248,897
Valero Energy Corp.	64,682	4,564,609
		54,817,222
Entertainment (0.4%)
Live Nation Entertainment, Inc. †	46,578	4,244,653
Sony Group Corp. (Japan)	56,100	6,247,377
		10,492,030
Financials (9.8%)
3i Group PLC (United Kingdom)	61,763	1,063,863
Aflac, Inc.	41,300	2,152,969
AIA Group, Ltd. (Hong Kong)	325,600	3,749,004
Alliance Data Systems Corp.	9,800	988,722
Allianz SE (Germany)	11,456	2,583,829

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (68.7%)* cont.	Shares	Value
Financials cont.
Allstate Corp. (The) S	20,600	$2,622,586
Ally Financial, Inc.	90,400	4,614,920
American International Group, Inc.	63,034	3,459,936
Ameriprise Financial, Inc.	19,300	5,097,516
Apollo Global Management, Inc.	51,251	3,156,549
Assured Guaranty, Ltd.	91,927	4,303,103
Athene Holding, Ltd. Class A †	27,400	1,887,038
AvalonBay Communities, Inc. R	3,800	842,232
Aviva PLC (United Kingdom)	295,872	1,574,759
AXA SA (France)	187,128	5,205,898
Banco Bilbao Vizcaya Argenta (Spain)	332,652	2,194,343
Bank Leumi Le-Israel BM (Israel)	176,075	1,494,613
Bank of America Corp.	310,946	13,199,658
Bank of Ireland Group PLC (Ireland) †	325,007	1,915,645
BNP Paribas SA (France)	36,452	2,334,948
BOC Hong Kong Holdings, Ltd. (Hong Kong)	251,500	753,452
Boston Properties, Inc. R	33,399	3,618,782
Brixmor Property Group, Inc. R	39,400	871,134
CaixaBank SA (Spain)	574,548	1,781,597
Capital One Financial Corp.	28,177	4,563,829
CBRE Group, Inc. Class A †	40,800	3,972,288
Citigroup, Inc.	387,206	27,174,117
CK Asset Holdings, Ltd. (Hong Kong)	298,659	1,716,451
Commonwealth Bank of Australia (Australia)	13,427	1,000,573
Dai-ichi Life Holdings, Inc. (Japan)	52,200	1,136,604
DBS Group Holdings, Ltd. (Singapore)	100,400	2,229,473
Deutsche Boerse AG (Germany)	9,951	1,619,888
Dexus Property Group (Australia) R	73,302	567,168
Direct Line Insurance Group PLC (United Kingdom)	189,743	740,299
Discover Financial Services	8,500	1,044,225
Duke Realty Corp. R	17,900	856,873
Equitable Holdings, Inc.	86,400	2,560,896
Equity Lifestyle Properties, Inc. R	11,100	866,910
Fidelity National Financial, Inc.	20,500	929,470
First Industrial Realty Trust, Inc. R	17,200	895,776
Gaming and Leisure Properties, Inc. R	130,146	6,028,362
Gjensidige Forsikring ASA (Norway)	12,112	268,227
Goldman Sachs Group, Inc. (The)	56,870	21,498,566
Goodman Group (Australia) R	129,358	2,008,076
Hana Financial Group, Inc. (South Korea)	56,051	2,163,502
Investor AB Class B (Sweden)	80,729	1,728,547
Invitation Homes, Inc. R	22,700	870,091
Israel Discount Bank, Ltd. Class A (Israel) †	143,318	756,685
Jones Lang LaSalle, Inc. †	8,400	2,083,956
JPMorgan Chase & Co.	217,443	35,593,245
KeyCorp	84,401	1,824,750
Lamar Advertising Co. Class A R	12,800	1,452,160
Lincoln National Corp.	14,400	990,000
Link REIT (The) (Hong Kong) R	14,400	123,065

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Financials cont.
London Stock Exchange Group PLC (United Kingdom)	23,336	$2,331,442
Medical Properties Trust, Inc. R	73,500	1,475,145
MetLife, Inc.	150,000	9,259,500
Mitsubishi UFJ Financial Group, Inc. (Japan)	414,600	2,420,618
Morgan Stanley	24,000	2,335,440
Network International Holdings PLC (United Arab Emirates) †	292,345	1,430,202
NN Group NV (Netherlands)	3,107	162,147
OneMain Holdings, Inc.	19,800	1,095,534
Partners Group Holding AG (Switzerland)	1,310	2,039,291
Persimmon PLC (United Kingdom)	13,771	490,716
PNC Financial Services Group, Inc. (The) S	28,644	5,603,912
Principal Financial Group, Inc.	33,800	2,176,720
Prologis, Inc. R	3,600	451,548
Prudential PLC (United Kingdom)	84,294	1,636,371
Public Storage R	3,000	891,300
Radian Group, Inc.	137,889	3,132,838
Raymond James Financial, Inc.	4,800	442,944
Sberbank of Russia PJSC ADR (Russia)	76,643	1,424,045
SEI Investments Co.	12,000	711,600
Simon Property Group, Inc. R	3,400	441,898
Skandinaviska Enskilda Banken AB (Sweden)	91,437	1,288,359
SLM Corp.	96,600	1,700,160
State Street Corp.	30,436	2,578,538
Sumitomo Mitsui Financial Group, Inc. (Japan)	63,200	2,211,076
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	24,500	839,067
Sumitomo Realty & Development Co., Ltd. (Japan)	9,000	328,412
Sun Hung Kai Properties, Ltd. (Hong Kong)	55,500	689,718
Synchrony Financial	118,300	5,782,504
United Overseas Bank, Ltd. (Singapore)	55,500	1,049,709
Unum Group	40,900	1,024,954
Visa, Inc. Class A	45,519	10,139,357
Zurich Insurance Group AG (Switzerland)	1,539	627,525
		268,943,758
Gaming and lottery (0.4%)
Aristocrat Leisure, Ltd. (Australia)	37,526	1,256,161
DraftKings, Inc. Class A † S	64,263	3,094,906
Evolution AB (Sweden)	3,145	478,067
Flutter Entertainment PLC (Ireland) †	9,280	1,821,773
GVC Holdings PLC (United Kingdom) †	54,875	1,570,849
La Francaise des Jeux SAEM (France)	7,229	371,861
OPAP SA (Greece)	84,755	1,307,381
TABCORP Holdings, Ltd. (Australia)	139,116	492,395
		10,393,393
Government (—%)
Poste Italiane SpA (Italy)	36,020	495,740
		495,740
Healthcare (8.9%)
10x Genomics, Inc. Class A †	19,300	2,809,694
Abbott Laboratories	61,300	7,241,369

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (68.7%)* cont.	Shares	Value
Healthcare cont.
AbbVie, Inc.	89,107	$9,611,972
Abcam PLC (United Kingdom) †	57,885	1,151,134
Align Technology, Inc. †	14,300	9,515,649
AmerisourceBergen Corp.	21,400	2,556,230
Amgen, Inc.	3,700	786,805
Anthem, Inc.	40,275	15,014,520
AstraZeneca PLC (United Kingdom)	24,316	2,927,272
AstraZeneca PLC ADR (United Kingdom)	98,281	5,902,757
Biogen, Inc. †	18,900	5,348,511
Boston Scientific Corp. †	19,900	863,461
Bristol-Myers Squibb Co.	243,300	14,396,061
Danaher Corp.	32,191	9,800,228
DexCom, Inc. †	7,589	4,150,121
Edwards Lifesciences Corp. †	68,900	7,800,169
Eli Lilly and Co.	24,332	5,621,909
Eurofins Scientific (Luxembourg)	8,134	1,043,079
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	14,879	327,161
Ginkgo Bioworks Holdings, Inc. † S	57,998	672,197
GlaxoSmithKline PLC (United Kingdom)	48,582	917,010
HCA Healthcare, Inc.	18,674	4,532,553
Hikma Pharmaceuticals PLC (United Kingdom)	18,506	608,817
ICON PLC (Ireland) †	4,784	1,253,504
IDEXX Laboratories, Inc. †	6,355	3,952,175
Incyte Corp. †	24,200	1,664,476
Ipsen SA (France)	5,903	563,541
IQVIA Holdings, Inc. †	22,972	5,502,713
Johnson & Johnson	62,139	10,035,449
Laboratory Corp. of America Holdings †	3,100	872,464
Lonza Group AG (Switzerland)	8,313	6,228,024
McKesson Corp.	57,552	11,474,718
Medtronic PLC	51,400	6,442,990
Merck & Co., Inc.	191,585	14,389,949
Merck KGaA (Germany)	19,892	4,325,693
Moderna, Inc. †	21,731	8,363,393
Molina Healthcare, Inc. †	8,100	2,197,611
Novartis AG (Switzerland)	43,747	3,589,013
Novo Nordisk A/S Class B (Denmark)	36,389	3,500,079
Ono Pharmaceutical Co., Ltd. (Japan)	17,500	399,130
Organon & Co.	5,308	174,049
Oxford Nanopore Technologies PLC (United Kingdom) †	30,594	252,528
Pfizer, Inc.	41,735	1,795,022
Recordati SpA (Italy)	7,856	456,965
Regeneron Pharmaceuticals, Inc. †	18,474	11,180,095
Roche Holding AG (Switzerland)	15,251	5,565,146
Sanofi (France)	33,828	3,256,438
Sartorius Stedim Biotech (France)	1,830	1,021,474
Seagen, Inc. †	5,700	967,860
Service Corp. International	13,600	819,536
Sonic Healthcare, Ltd. (Australia)	48,906	1,435,869

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Healthcare cont.
Sonova Holding AG (Switzerland)	5,006	$1,888,007
Thermo Fisher Scientific, Inc.	7,881	4,502,652
UnitedHealth Group, Inc.	11,182	4,369,255
Vertex Pharmaceuticals, Inc. †	38,200	6,929,098
		242,967,595
Homebuilding (0.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	8,428	493,682
Daiwa House Industry Co., Ltd. (Japan)	39,300	1,312,486
PulteGroup, Inc.	89,732	4,120,493
		5,926,661
Household furniture and appliances (0.1%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $1) (Private) (Germany) † F ∆∆	2	—
SEB SA (France)	2,326	327,974
Tempur Sealy International, Inc.	43,100	2,000,271
Whirlpool Corp. S	4,000	815,440
		3,143,685
Leisure (0.1%)
Brunswick Corp.	19,600	1,867,292
Polaris, Inc. S	11,100	1,328,226
		3,195,518
Lodging/Tourism (0.5%)
Hilton Worldwide Holdings, Inc. †	29,842	3,942,427
Marriott International, Inc./MD Class A †	48,500	7,182,365
Travel + Leisure Co.	18,700	1,019,711
Wyndham Hotels & Resorts, Inc.	12,900	995,751
		13,140,254
Media (0.3%)
Interpublic Group of Cos., Inc. (The)	75,800	2,779,586
Universal Music Group NV (Netherlands) †	53,903	1,443,267
Walt Disney Co. (The) †	21,767	3,682,323
		7,905,176
Publishing (0.2%)
S&P Global, Inc.	9,533	4,050,476
Thomson Reuters Corp. (Canada)	10,295	1,138,335
		5,188,811
Retail (5.7%)
Amazon.com, Inc. †	18,044	59,275,262
BJ’s Wholesale Club Holdings, Inc. † S	97,545	5,357,171
Home Depot, Inc. (The)	11,626	3,816,351
Industria de Diseno Textil SA (Inditex) (Spain)	20,978	763,232
Kingfisher PLC (United Kingdom)	198,093	896,223
Kohl’s Corp.	82,800	3,899,052
lululemon athletica, Inc. (Canada) †	10,981	4,444,011
Moncler SpA (Italy)	15,176	928,176
Nike, Inc. Class B	42,627	6,190,719
Nitori Holdings Co., Ltd. (Japan)	9,900	1,947,649
O’Reilly Automotive, Inc. †	24,445	14,937,362
Ross Stores, Inc.	9,400	1,023,190

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (68.7%)* cont.	Shares	Value
Retail cont.
Target Corp.	59,013	$13,500,404
TJX Cos., Inc. (The)	229,205	15,122,946
Walmart, Inc.	151,026	21,050,004
Wesfarmers, Ltd. (Australia)	54,510	2,193,614
		155,345,366
Semiconductor (0.4%)
Applied Materials, Inc.	31,022	3,993,462
ASML Holding NV (Netherlands)	4,194	3,093,798
Renesas Electronics Corp. (Japan) †	192,100	2,370,276
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	65,000	1,340,368
Tokyo Electron, Ltd. (Japan)	2,300	1,013,846
		11,811,750
Software (6.2%)
Activision Blizzard, Inc.	58,830	4,552,854
Adobe, Inc. †	43,763	25,195,234
Atlassian Corp PLC Class A (Australia) †	2,800	1,095,976
Autodesk, Inc. †	13,600	3,878,312
Cadence Design Systems, Inc. †	72,095	10,918,067
Capcom Co., Ltd. (Japan)	26,600	738,828
Electronic Arts, Inc.	6,500	924,625
Intuit, Inc.	42,294	22,818,036
Manhattan Associates, Inc. †	9,200	1,407,876
Microsoft Corp.	288,062	81,210,438
Oracle Corp.	50,508	4,400,762
Oracle Corp. (Japan)	9,900	871,065
Sage Group PLC (The) (United Kingdom)	117,226	1,118,850
Tata Consultancy Services, Ltd. (India)	42,002	2,126,858
Veeva Systems, Inc. Class A †	22,800	6,570,276
Workday, Inc. Class A †	3,800	949,582
		168,777,639
Technology (0.1%)
SoftBank Group Corp. (Japan)	26,700	1,542,923
		1,542,923
Technology services (5.6%)
Accenture PLC Class A	47,200	15,100,224
Alibaba Group Holding, Ltd. (China) †	64,200	1,194,121
Alphabet, Inc. Class A †	17,313	46,286,652
Alphabet, Inc. Class C †	8,424	22,452,571
Capgemini SE (France)	6,446	1,340,576
Cognizant Technology Solutions Corp. Class A	28,100	2,085,301
DocuSign, Inc. †	30,788	7,925,755
Facebook, Inc. Class A †	55,823	18,945,768
Fidelity National Information Services, Inc.	79,318	9,651,414
Genpact, Ltd.	18,900	897,939
GoDaddy, Inc. Class A †	41,100	2,864,670
IBM Corp.	6,400	889,152
Nomura Research Institute, Ltd. (Japan)	42,600	1,570,003
Palo Alto Networks, Inc. †	2,300	1,101,700
Pinterest, Inc. Class A †	167,300	8,523,935

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Technology services cont.
Roku, Inc. †	22,900	$7,175,715
Salesforce.com, Inc. †	3,016	818,000
SCSK Corp. (Japan)	16,200	342,574
Zebra Technologies Corp. Class A †	6,000	3,092,520
		152,258,590
Textiles (0.1%)
Hermes International (France)	1,517	2,096,610
		2,096,610
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	15,366	2,358,231
		2,358,231
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	4,900	2,383,649
		2,383,649
Transportation (1.3%)
A. P. Moeller-Maersck A/S Class B (Denmark)	181	489,599
CSX Corp.	224,500	6,676,630
Deutsche Post AG (Germany)	75,149	4,736,379
Nippon Express Co., Ltd. (Japan)	3,600	248,031
Nippon Yusen KK (Japan)	22,300	1,677,370
Norfolk Southern Corp.	3,500	837,375
Ryder System, Inc.	12,500	1,033,875
Southwest Airlines Co. †	117,611	6,048,734
Union Pacific Corp.	58,383	11,443,652
United Parcel Service, Inc. Class B	8,500	1,547,850
Yamato Holdings Co., Ltd. (Japan)	28,900	732,667
		35,472,162
Utilities and power (1.8%)
AES Corp. (The)	36,500	833,295
Ameren Corp.	28,562	2,313,522
American Electric Power Co., Inc.	94,120	7,640,662
CLP Holdings, Ltd. (Hong Kong)	137,500	1,322,521
E.ON SE (Germany)	35,870	438,850
Edison International	41,400	2,296,458
Electricite De France SA (France)	77,267	970,308
Energias de Portugal (EDP) SA (Portugal)	406,037	2,129,946
Exelon Corp.	213,126	10,302,511
FirstEnergy Corp.	23,500	837,070
Fortum OYJ (Finland)	50,327	1,530,551
Kinder Morgan, Inc.	149,400	2,499,462
NRG Energy, Inc.	141,927	5,794,879
Osaka Gas Co., Ltd. (Japan)	29,300	538,552
Public Service Enterprise Group, Inc.	13,800	840,420
Southern Co. (The)	98,600	6,110,242
SSE PLC (United Kingdom)	76,324	1,602,692
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	17,082
Tokyo Gas Co., Ltd. (Japan)	28,500	530,751
		48,549,774
Total common stocks (cost $1,303,834,876)		$1,877,105,117

Dynamic Asset Allocation Balanced Fund 35

CORPORATE BONDS AND NOTES (14.3%)*	Principal amount	Value
Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$255,000	$286,875
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	275,000	388,094
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	83,200
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	90,000	89,438
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	192,000	207,600
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	180,000	192,150
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	112,475
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	176,000	186,560
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	205,000	203,751
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	350,000	347,474
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	255,000	307,275
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	1,097,000	1,250,764
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	163,209
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	360,000	382,050
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	95,000	99,038
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	253,750
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	100,000	100,250
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	45,000	47,194
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	60,000	60,675
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	460,000	471,882
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	390,000	405,600
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	120,000	129,750
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	265,000	277,256
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	145,000	178,531
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	505,000	516,363
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,100,000	1,076,876
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	155,000	154,225

36 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Basic materials cont.
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	$200,000	$201,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	90,000	89,213
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	60,000	62,841
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	270,000	276,518
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	474,000	537,158
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	195,000	194,513
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	130,000	136,175
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	185,000	193,926
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	525,000	605,512
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	105,000	110,195
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	278,000	275,629
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	240,000	250,800
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	220,000	221,375
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	60,000	60,525
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	235,000	239,994
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	190,000	194,038
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	110,000	110,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	50,000	49,453
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	160,000	168,432
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	50,000	50,709
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	197,391
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	823,777
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	233,000	265,347
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	260,000	257,647
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	321,153
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	50,000	50,188
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	90,000	90,450
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	170,000	163,200
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	625,920
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	14,000	14,191
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	210,000	212,888

Dynamic Asset Allocation Balanced Fund 37

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	$275,000	$287,375
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	70,000	70,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	260,000	261,950
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	170,000	169,150
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	230,000	245,229
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	260,000	272,987
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	1,657,000	1,563,171
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	828,000	791,893
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	690,000	966,773
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	154,000	218,817
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	135,000	192,243
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	210,000	229,950
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	169,744
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	150,000	154,502
		20,694,572
Capital goods (0.7%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	204,754
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	116,700
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	350,000	364,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	177,398
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	174,675
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	424,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	202,250
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	254,310
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	296,000	292,273
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	994,000	993,742
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	786,000	1,073,735
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	350,000	362,854
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	20,000	20,800
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	135,000	141,750
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	91,013
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	265,000	268,975

38 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Capital goods cont.
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	$144,000	$151,920
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	150,000	185,250
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	515,326
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	245,000	249,058
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	140,000	140,875
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	61,500
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	49,625
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	246,776
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	215,000	235,425
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	150,000	155,250
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	372,253
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	555,000	559,773
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	300,000	318,750
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	679,385
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	280,000	344,801
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	145,000	139,923
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	491,000	542,955
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	368,000	419,927
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	175,000	175,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	120,000	120,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	240,000	241,800
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	620,000	599,208
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,260,409
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	301,103
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	328,515
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	255,000	271,256
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	335,000	334,581
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $165,658) ∆∆	135,000	172,910
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	1,015,000	1,155,259
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	260,000	266,339
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	70,000	71,750
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	235,000	238,525
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	542,610
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	340,000	366,775

Dynamic Asset Allocation Balanced Fund 39

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Capital goods cont.
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	$115,000	$119,169
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	30,000	30,652
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	180,000	185,699
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	235,000	235,437
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	155,000	154,730
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	310,000	318,525
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	568,163
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	213,750
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	641,239
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	459,550
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	240,000	265,800
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4.50%, 4/29/22 (Germany)	156,000	158,145
		20,329,840
Communication services (1.8%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	278,868
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	375,000	360,178
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	201,250
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	196,095
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,636,000	1,672,867
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	463,276
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	1,039,484
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	2,736,000	2,698,089
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,977,000	2,928,826
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	158,000	153,839
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,345,665
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	165,000	169,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	168,000	173,255
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,860,000	2,008,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	175,000	182,958
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	115,000	118,648
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	380,000	416,158

40 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	$465,000	$464,634
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	987,000	1,341,906
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	730,000	819,210
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	345,000	335,900
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	173,999	202,432
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	329,000	381,038
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	1,144,000	1,304,335
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	885,000	928,242
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	23,000	33,010
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	945,000	1,017,332
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	60,000	64,836
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	593,000	628,879
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	199,001	186,482
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	109,000	104,550
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	85,050
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	592,000	556,647
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	476,315
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	582,829
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	766,333
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	670,000	730,918
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	503,455
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	338,846
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	415,000	448,523
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	648,537
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	270,000	304,891
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	177,421
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	230,251
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	275,000	294,907
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	282,209

Dynamic Asset Allocation Balanced Fund 41

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	$1,835,000	$1,945,994
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	120,000	127,500
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	335,000	353,006
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	265,000	148,400
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	175,000	180,040
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	240,000	241,855
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	53,000	56,048
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	510,000	582,572
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,087,000	1,391,360
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	308,990
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	878,000	981,033
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,315,000	1,289,486
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	126,000	139,124
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,228,000	1,352,876
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	384,000	385,368
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	156,317
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,758
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	75,000	75,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	110,000	111,161
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	245,000	260,313
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	528,109
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,385,000	1,665,092
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	1,289,000	1,361,091
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	645,000	652,928
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	720,000	931,152
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	815,000	960,360
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	2,323,000	2,670,352
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	765,000	791,775

42 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	$170,000	$172,338
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	150,000	155,063
		48,755,710
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	217,000	212,389
		212,389
Consumer cyclicals (1.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	205,000	203,748
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	540,000	593,325
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	328,000	341,224
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,709,736
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	932,000	950,472
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	255,000	248,008
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	90,000	96,300
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	120,000	122,550
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	110,000	109,175
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	320,000	311,870
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	355,000	352,338
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	355,000	362,100
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	536,000	605,244
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	120,000	123,683
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	235,000	242,344
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	110,000	119,213
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	110,000	115,640
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	245,412
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	86,063
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	110,000	110,121
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	275,000	281,419
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	53,625
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	245,000	247,450
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	251,175

Dynamic Asset Allocation Balanced Fund 43

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	$160,000	$165,570
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	170,000	178,925
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	175,000	182,000
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	358,900
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	1,230,000	1,216,140
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	300,000	198,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	195,000	85,313
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	195,000	203,531
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	528,787
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,790,392
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	230,000	231,822
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	199,454
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	315,000	378,797
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	715,000	776,669
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	220,000	245,850
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	255,403
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	315,000	327,600
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	215,000	231,125
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	170,000	166,571
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	240,000	247,200
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	60,456
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	245,000	322,890
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	95,000	115,686
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,347,000	1,483,429
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	288,000	316,026
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	110,000	119,084
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	259,000	267,231
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,180,845
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	292,000	316,046
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	95,000	99,454
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	150,000	158,142

44 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	$190,000	$196,416
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	806,109
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	844,026
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	202,066	213,210
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	467,807	499,384
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	196,000	229,810
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,670,000	1,843,263
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,421,000	1,655,750
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	105,000	109,725
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	119,835
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,344
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	125,000	155,000
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	255,000	289,744
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	29,000	36,793
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	110,000	124,850
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	170,000	169,915
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	792,000	917,690
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	270,000	272,700
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	325,000	335,975
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	95,000	96,061
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	145,000	150,075
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	132,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	94,770
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	115,000	114,138
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	330,000	344,850
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	250,000	255,464
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	170,000	177,225
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	45,000	46,400
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	240,000	235,800

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	$245,000	$234,044
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	110,000	117,700
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	190,000	196,413
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	380,730
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	1,030,000	1,007,901
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	230,000	238,556
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	175,000	179,813
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	120,000	124,483
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	110,000	116,377
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	170,000	174,038
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	170,000	176,375
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	125,000	122,225
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	125,000	121,595
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	870,000	951,861
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	272,950
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	380,000	401,136
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	115,126
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	230,000	237,769
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	315,000	452,025
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	71,488
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	200,000	207,452
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	105,000	109,704
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	188,238
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 2.95%, 1/22/27	268,000	287,978
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	335,179
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	375,000	421,364
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	118,663
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	120,000	120,975
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	345,000	360,525
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	130,454
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	140,000	137,641
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	255,719

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	$235,000	$233,097
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	117,300
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	985,000	962,222
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	370,000	376,244
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,020,000	1,060,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	160,038
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	240,000	255,600
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	180,000	188,006
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	115,000	123,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	222,289
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	770,000	789,813
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	85,653
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	160,000	165,000
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	233,646
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	885,000	877,652
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	205,000	205,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	50,000	53,814
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	115,000	128,110
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	350,000	370,083
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	385,000	403,888
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	143,000
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	135,000	146,475
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	240,000	260,700
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	120,000	121,950
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	192,990
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	150,000	155,520
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	205,000	233,578
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	376,000	399,455
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	152,000	168,007
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	141,750

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	$382,000	$672,341
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	322,981
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	215,000	226,825
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	180,000	181,800
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	297,944
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	295,000	297,213
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	73,851
		50,292,402
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	158,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	170,000	172,586
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	210,000	211,313
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	70,000	75,425
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	325,201
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	216,000
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	525,000	711,028
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,199,000	1,431,396
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	629,000	740,507
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	284,550
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,480
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	279,225
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	580,000	570,161
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,000,000	1,047,980
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	85,000	85,319
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	35,000	35,875
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	26,225	30,003
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	352,000	426,399
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	390,000	579,490
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	462,000	631,534

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer staples cont.
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	$380,000	$391,400
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	195,000	203,775
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	400,520
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,407
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	730,000	720,218
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	1,193,000	1,194,867
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	457,000	530,544
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	146,161
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	306,000	348,173
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	315,000	387,376
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	205,000	215,935
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	575,000	699,830
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	170,000	186,873
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	1,285,000	1,316,508
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	60,000	61,025
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	111,000	116,186
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	100,000	98,813
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	52,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	773,000	808,152
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	155,000	159,642
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	585,000	595,562
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	1,545,000	1,539,103
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	236,263
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	477,906
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	845,000	944,288
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	151,406
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	82,425
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,000
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,044
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	189,000	190,427
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	134,000	133,969

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer staples cont.
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	$215,000	$227,900
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	240,000	244,049
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	120,000	120,641
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,639
		21,764,962
Energy (0.9%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	142,149
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	94,000	106,477
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	130,000	145,340
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	120,000	126,378
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	139,998
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	100,000	109,052
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	80,000	86,000
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	156,781
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	50,000	50,280
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	695,000	751,545
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	77,000	86,892
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	875,000	958,286
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	290,000	284,992
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	118,944
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	135,000	133,313
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	258,163
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	280,000	285,246
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	255,000	250,232
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	128,000	133,120
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	219,000	253,187
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	175,000	183,260
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	185,000	185,463
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	57,177
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	249,600
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	221,400

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	$140,000	$156,358
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	195,563
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	226,781
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	320,000	331,600
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	240,000	290,100
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	200,000	208,820
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	130,813
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	399,550
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	240,978
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	169,800
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	118,375
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	133,000	141,366
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	390,000	417,631
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	95,000	97,850
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	70,000	70,984
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	295,000	301,638
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	400,000	421,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	240,000	252,900
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	305,000	324,746
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	939,705
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	125,000	160,900
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	28,149
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	235,000	311,261
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	36,329
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	224,578
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	96,069
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	280,125
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	55,000	56,513
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	55,000	56,513
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	320,000	324,480

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	$260,000	$262,275
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	30,000	30,638
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	130,000	133,766
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	135,000	124,740
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	75,555
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	100,000	97,260
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	170,000	176,800
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	120,000	125,700
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	191,038
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	72,029
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	290,000	341,533
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	390,000	490,669
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	101,151
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	278,073
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	102,858
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	65,000	89,424
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	215,000	203,713
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	210,252
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	108,034
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	634,000	688,207
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	31,625
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	165
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	335,000	317,212
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	1,635,000	1,688,775
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	330,000	338,250
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	57,444
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	170,000	177,021
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	60,563
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	75,000	77,531

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	$80,000	$81,200
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	260,000	290,289
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,625
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	156,000	179,339
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,336,170
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	102,543
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	199,152
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	205,000	212,241
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	95,000	105,961
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	259,014
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	445,000	476,150
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	460,504
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	204,900
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	270,000	275,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	78,433
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	118,605
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	76,541
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	125,000	131,250
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	355,000	381,181
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	97,150	97,150
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	175,000	174,113
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	200,000	206,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	239,476
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	121,739
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	72,975
		25,254,802
Financials (3.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	225,428
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	290,000	281,540
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	528,000	593,061
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,412,000	1,468,988
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	295,000	305,325

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	$272,000	$392,313
American Express Co. sr. unsec. notes 2.65%, 12/2/22	759,000	779,545
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	96,335
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,749,522
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	538,992
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	288,400
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	893,302
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	365,000	353,792
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	600,000	681,384
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	454,442
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	356,400
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	33,570
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	728,633
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	2,720,000	2,936,944
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.876%, 9/15/26	125,000	124,859
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,322,899
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	777,000	792,241
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	174,000	175,742
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	860,000	847,504
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	190,000	231,784
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	255,052
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	135,000	133,819
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	700,000	678,803
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	474,404
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	413,906
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	223,000	232,076
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,893,445
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	43,000	45,849
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	919,000	1,023,536
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	70,380
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	661,000	674,220
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,154,000	3,465,625
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	796,726
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	726,000	734,515

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	$488,000	$489,244
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	558,787
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	591,338
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	451,772
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	246,095
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	195,000	219,468
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	190,000	190,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	109,322
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	120,000	115,800
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,285,000	1,402,409
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	270,000	269,152
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	604,101
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	720,000	729,693
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	431,000	464,403
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	373,270
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,395,153
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,636,063
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,745,000	1,754,916
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	750,000	774,363
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	384,000	440,326
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	1,305,000	1,469,259
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	480,000	525,001
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,435,000	1,467,826
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	178,313
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	85,000	89,038
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,282,855
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	266,668
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	480,832
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	153,000	156,060
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	187,544
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	116,700
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	217,441
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	72,100

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	$135,000	$138,713
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	327,000	327,981
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,643,196
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	917,000	932,513
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,755,000	3,027,004
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	386,000	397,246
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	234,523
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	110,000	99,550
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	299,788
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	781,000	769,013
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	151,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	224,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	190,000	197,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	114,856
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	848,000	811,047
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	425,000	399,953
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	110,000	115,084
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	810,000	830,355
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	203,775
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	338,400
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	250,000	259,683
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	218,000	236,922
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,284,261
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	784,000	697,619
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	149,000	149,745
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,716,000	3,148,358
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,364,281
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	148,000	153,973
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,432,000	1,497,558
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	439,528
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	120,000	119,154
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	65,808
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	230,000	228,275

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	$445,000	$500,132
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	572,178
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	542,255
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	416,973
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	900,000	914,230
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	134,380
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	634,887
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	3,065,000	3,391,471
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,202,965
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	2,511,000	2,598,836
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%, 1/10/22 (Australia)	450,000	453,211
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	110,000	115,148
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	200,850
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	70,155
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	365,000	425,243
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	351,081
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,200,000	2,227,064
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	65,100
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	115,000	114,425
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	121,669
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	138,000
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	170,000	191,038
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	245,000	265,543
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	110,000	109,834
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	230,000	236,544
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	361,213
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	1,045,000	1,048,214
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	227,000	229,446
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	258,561
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	109,712
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	285,000	289,988

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	$160,000	$172,000
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	615,000	697,807
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	635,000	707,409
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)	241,000	260,860
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	89,819
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	742,192
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	170,000	178,925
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	1,420,000	1,428,614
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	290,000	291,391
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	385,000	468,919
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,792,000	1,824,846
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	1,060,220
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	564,500
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	275,000	289,735
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	506,000	508,739
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	382,000	389,422
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	1,080,000	1,087,727
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,771,114
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	395,000	440,251
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	660,158
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	239,164
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	203,000	227,614
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	173,000	178,406
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	82,000	96,704
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	572,000	566,432
		105,239,086
Healthcare (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	3,605,000	3,884,428
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	640,000	694,946
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	248,300
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	696,463
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	839,932
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	284,213

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	$215,000	$220,343
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	105,000	107,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	170,000	168,218
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	253,000	258,224
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	100,000	93,125
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	190,000	196,888
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	176,000	184,417
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	1,050,000	1,021,134
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,005,522
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,350,000	1,401,262
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	888,000	910,847
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,115,000	1,183,840
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	520,000	498,588
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	412,000	456,632
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	115,000	117,875
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	515,000	560,706
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	115,225
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	107,494
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	121,955
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	26,563
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	94,388
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	158,606
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	230,000	230,541
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	225,000	235,406
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	528,000	558,101
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,818,901
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	83,000	86,672
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	273,788	310,535
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	355,000	383,493
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	260,000	304,200
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	98,000	98,218
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	150,000	107,250
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	90,000	90,000

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	$120,000	$124,050
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	885,000	877,286
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	270,319
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	106,000	137,456
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	280,317
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	121,830
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	415,000	430,065
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	239,000	231,830
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	46,630
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	994,315
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	293,265
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	190,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,430,000	1,726,163
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	240,000	244,800
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	54,000	56,970
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	267,650
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	732,449
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	1,210,000	1,470,523
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	347,888
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	177,000	185,629
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	189,616
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	120,000	124,050
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	58,000	58,870
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	55,000	57,063
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	60,000	63,675
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	475,000	495,188
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,505,000	1,557,554
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	285,000	289,275
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	337,038
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	285,000	299,963
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	643,159
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,838,503
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	566,000	567,285
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	302,000	303,573
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	559,802
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	641,000	654,512

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	$730,000	$820,312
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	275,000	272,452
		39,042,370
Technology (1.2%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	255,000	256,913
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	594,139
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	700,230
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	603,000	669,193
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,085,126
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	275,000	262,648
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	596,205
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	959,000	965,996
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	621,109
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	700,852
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	115,000	116,597
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	115,000	117,206
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	190,000	190,950
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	69,378
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	195,000	204,469
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,683,856
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	717,000	794,416
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	239,000	238,498
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	440,000	635,548
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	704,656
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	255,000	255,497
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	103,833
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	172,710
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	214,280
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	100,000	162,186
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	328,000	390,165
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	76,688
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	240,000	245,100
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	105,000	114,910
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	195,000	193,556

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Technology cont.
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	$455,000	$495,470
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,269,172
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	769,530
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	861,762
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	405,000	418,980
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	360,000	380,490
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	245,000	256,204
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,818,000	1,879,444
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	81,792
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,299,837
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	392,000	394,191
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	440,000	455,065
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,099,000	1,110,009
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,820,722
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	270,893
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,651,000	1,688,354
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	255,000	238,764
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	185,000	195,064
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	305,000	301,950
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	665,000	672,743
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	665,000	663,331
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	665,000	669,549
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	675,303
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	99,750
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	170,000	170,425
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,857
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	235,290
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	483,000	472,262
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	130,000	143,978
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	360,000	358,200
		33,608,291
Transportation (0.1%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	25,000	25,094
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	247,825
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	230,000	241,788
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	557,520
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	360,000	401,400

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	$254,000	$275,817
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	450,000	479,692
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	93,011
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	92,363
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	630,000	674,100
		3,088,610
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	848,000	836,334
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,130,000	1,282,580
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	110,099
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	61,200
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	91,350
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,816
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	357,000
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	50,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,625
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	185,815
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	275,000	315,955
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	950,559
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	1,055,440
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	304,631
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	943,722
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	308,000	324,134
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	949,131
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	592,000	663,645
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,540,000	1,497,650
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,410,000	1,523,590
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	254,000	279,152
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	118,446
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	82,000	104,337
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	417,000	435,687
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,903,133
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	297,259
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	300,000	310,261

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	$107,000	$153,512
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	36,000	37,294
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	177,023
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	535,000	570,779
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	255,000	252,131
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	106,375
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	450,000	456,139
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	238,589
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	864,539
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	220,000	225,854
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	115,000	112,229
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	60,000	62,278
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	2,180,000	2,172,388
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	217,025
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	526,000	560,587
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	481,000	505,928
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	135,000	139,733
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	303,098
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	159,991
		22,392,043
Total corporate bonds and notes (cost $368,831,181)		$390,675,077

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$1,043,144	$1,154,025
5.00%, 5/20/49	37,538	41,546
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, with due dates from 5/15/47 to 5/20/49	404,770	453,560
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	29,000,000	30,301,938
3.00%, with due dates from 7/20/50 to 10/20/50	38,394,719	40,080,145
		72,397,174
U.S. Government Agency Mortgage Obligations (10.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	13,493,811	14,198,521
2.50%, with due dates from 5/1/51 to 8/1/51	7,700,758	7,990,219

64 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.7%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	$9,000	$9,831
4.00%, 1/1/57	1,008,663	1,121,061
4.00%, with due dates from 6/1/48 to 4/1/49	12,371,645	13,257,508
3.50%, 6/1/56	1,679,304	1,839,043
3.00%, with due dates from 4/1/46 to 11/1/48	16,696,315	17,649,781
2.50%, with due dates from 7/1/50 to 8/1/51	42,170,375	43,578,578
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	11,000,000	12,303,425
4.50%, TBA, 10/1/51	1,000,000	1,081,445
4.00%, TBA, 10/1/51	7,000,000	7,500,664
3.50%, TBA, 10/1/51	45,000,000	47,620,881
2.50%, TBA, 11/1/51	29,000,000	29,843,946
2.50%, TBA, 10/1/51	29,000,000	29,902,854
2.50%, TBA, 10/1/36	45,000,000	46,884,353
		274,995,881
Total U.S. government and agency mortgage obligations (cost $345,792,649)		$347,393,055

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.25%, 11/15/40 [i]	$116,000	$161,295
U.S. Treasury Notes
1.625%, 9/30/26 [i]	121,000	124,762
1.25%, 4/30/28 [i]	156,000	156,763
0.75%, 4/30/26 [i]	153,000	152,315
0.375%, 12/31/25 [i]	219,000	214,782
Total U.S. treasury obligations (cost $809,917)		$809,917

MORTGAGE-BACKED SECURITIES (4.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.456%, 4/15/37	$48,085	$85,682
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.49%, 11/15/35	29,857	51,403
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	29,084	34,030
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	7,577,447	1,317,231
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	4,801,741	1,009,567
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	11,434,955	2,158,348
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	7,539,185	1,245,620
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	8,580,344	1,522,328
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	6,779,038	1,184,079
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	12,323,171	2,334,423
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	7,309,883	1,241,218
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	10,350,318	1,376,183
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	4,796,268	819,943

Dynamic Asset Allocation Balanced Fund 65

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	$10,265,136	$1,486,621
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	13,913,743	1,535,091
REMICs Ser. 3391, PO, zero %, 4/15/37	3,632	3,350
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	5,458	4,803
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	15,714	30,648
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.885%, 6/25/37	36,145	63,680
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.857%, 12/25/35	23,990	35,985
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	7,327,234	1,344,731
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	5,688,615	1,175,951
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	11,915,169	1,804,028
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	7,586,950	1,340,793
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	7,966,124	1,504,534
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	5,946,000	800,852
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	9,890,322	1,162,680
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	11,006,979	1,055,982
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	7,760,865	1,044,688
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	12,040	11,076
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	975	887
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,414	1,329
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	2,740	2,548
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 6/20/49	59,387	7,558
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,019,918	202,529
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	211,407	40,167
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	21,791	2,220
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	42,117	6,987
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,991,476	150,237
Ser. 13-14, IO, 3.50%, 12/20/42	431,338	40,774
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	9,949,758	1,312,174
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	152,487	839
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	149,507	538
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	4,394,483	640,554
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	2,666,355	187,445
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	19,229,064	1,361,057
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	3,680,229	253,200
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	2,139,803	129,030
		33,125,621
Commercial mortgage-backed securities (1.8%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	5,258,795	363,843
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	592,000	592,000

66 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	$96,139	$1
BANK FRB Ser. 17-BNK8, Class B, 4.062%, 11/15/50 W	501,000	545,746
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	874,000	937,964
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	477,000	402,296
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	103,083	361
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	415,000	479,351
Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	484,596
Ser. 19-B13, Class AM, 3.183%, 8/15/57	381,000	406,383
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	827,000	827,378
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	724,000	786,728
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	169,000	182,408
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	254,000	256,794
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	618,000	655,705
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	402,000	426,774
FRB Ser. 12-GC8, Class XA, IO, 1.892%, 9/10/45 W	5,522,528	43,103
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	3,827,627	40
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	790,000	838,768
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	346,000	352,903
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	437,657
FRB Ser. 14-UBS6, Class C, 4.592%, 12/10/47 W	500,000	521,039
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	476,000	519,792
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	479,000	510,301
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	965,782
FRB Ser. 14-CR18, Class XA, IO, 1.165%, 7/15/47 W	2,035,719	47,127
FRB Ser. 14-CR19, Class XA, IO, 1.112%, 8/10/47 W	5,478,378	123,484
FRB Ser. 13-CR11, Class XA, IO, 1.078%, 8/10/50 W	5,671,356	84,186
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	5,960,190	131,041
FRB Ser. 14-LC17, Class XA, IO, 0.88%, 10/10/47 W	4,732,887	85,220
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	932,000	937,096
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	3,065,589	1
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	376,000	422,110
FRB Ser. 15-C1, Class C, 4.404%, 4/15/50 W	1,318,000	1,262,058
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,203,795
Ser. 19-C17, Class AS, 3.278%, 9/15/52	389,000	416,371
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	10,597,178	813,185

Dynamic Asset Allocation Balanced Fund 67

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	$501,000	$371,718
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.50%, 12/15/49 W	1,264,000	1,099,412
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	2,098,000	2,091,706
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	10,527,000	672,675
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	3,741,326	57,531
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.141%, 1/10/47 W	560,000	291,200
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	931,000	968,453
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	670,000	727,068
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	542,000	585,143
Ser. 19-GC40, Class AS, 3.412%, 7/10/52	374,000	404,620
FRB Ser. 13-GC12, Class XA, IO, 1.533%, 6/10/46 W	2,189,828	36,491
FRB Ser. 14-GC22, Class XA, IO, 1.104%, 6/10/47 W	4,336,251	80,132
FRB Ser. 14-GC24, Class XA, IO, 0.852%, 9/10/47 W	8,915,606	161,372
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	630,000	465,228
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	266,668	267,462
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	436,000	460,805
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	636,000	645,545
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	370,000	364,539
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	435,000	447,050
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	738,000	755,260
Ser. 16-C1, Class AS, 3.97%, 3/15/49	423,000	452,484
FRB Ser. 15-C33, Class XA, IO, 1.059%, 12/15/48 W	5,432,060	180,332
FRB Ser. 14-C25, Class XA, IO, 0.98%, 11/15/47 W	6,659,429	146,228
FRB Ser. 14-C19, Class XA, IO, 0.814%, 4/15/47 W	4,690,585	63,778
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	334,000	354,300
Ser. 12-C6, Class AS, 4.117%, 5/15/45	811,000	822,233
Ser. 13-C10, Class AS, 3.372%, 12/15/47	380,000	391,803
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	731,000	753,574
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	142,648	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	255,770	253,468
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	695,000	527,791
FRB Ser. 12-C8, Class D, 4.828%, 10/15/45 W	544,000	521,203
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.253%, 2/15/40 W	47,499	1
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	1,276,000	1,304,289
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	15,274	—

68 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	$468,000	$501,320
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	1,106,000	1,103,493
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	306,000	327,576
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	375,000	405,188
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	3,195,500	66,316
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	491,000	488,278
FRB Ser. 13-C9, Class D, 4.247%, 5/15/46 W	441,000	406,161
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 4.023%, 11/15/49 W	818,000	828,400
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	1,049,662	1,066,100
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	324,000	323,190
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 1.786%, 10/15/49	504,330	502,093
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	755,000	767,560
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	4,252,398	47,498
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	315,247	315,247
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.453%, 11/15/48 W	1,358,882	9
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	501,000	446,154
Ser. 19-C49, Class AS, 4.244%, 3/15/52	1,088,000	1,232,959
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	657,000	723,073
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	10,383,512	241,931
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	8,604,660	304,321
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	521,000	239,732
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,270,000	1,345,756
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	505,000	519,925
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	466,228
FRB Ser. 14-C22, Class XA, IO, 0.941%, 9/15/57 W	23,177,156	448,177
FRB Ser. 13-C14, Class XA, IO, 0.806%, 6/15/46 W	10,611,203	83,144
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	957,821	467,800
Ser. 11-C4, Class E, 5.023%, 6/15/44 W	138,000	100,601
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	546,000	537,360
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	599,000	342,645
FRB Ser. 12-C9, Class XA, IO, 2.017%, 11/15/45 W	4,350,475	51,212
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	4,241,332	46,430
		48,534,163

Dynamic Asset Allocation Balanced Fund 69

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (1.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	$1,334,444	$780,485
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	166,827	169,179
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	270,432	273,782
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	179,181	178,382
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.686%, 9/25/45	140,694	135,770
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	502,000	505,093
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	594,000	594,023
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	500,000	511,362
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	255,086	259,782
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	129,699	130,477
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	598,009	550,128
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	241,221	230,960
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%), 0.586%, 8/25/36	432,467	198,213
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	966,888	876,033
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	550,073	429,644
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	341,409	342,048
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	338,000	338,000
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	125,536	125,988
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.086%, 11/25/28	190,000	191,766
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	357,894	359,115
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	352,666	370,942
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	1,064,846	1,116,865
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	622,464	642,561
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	886,476	929,831
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	65,278	65,762

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.786%, 4/25/28	$601,387	$622,178
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	2,830,387	2,932,894
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	413,000	427,866
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	307,916	311,910
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	153,760	153,810
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	166,698	168,923
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	16,721	16,951
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	207,000	211,011
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	159,986	161,134
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	105,900	107,284
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	691,000	707,912
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	507,000	514,605
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	193,563	194,160
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	1,237,000	1,238,546
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2AS, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/48	18,000	18,000
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	140,000	140,098
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	562,496	595,866
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	1,295,674	1,369,232
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	904,975	947,396
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	531,504	557,557
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	1,053,301	1,111,508
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	1,011,725	1,060,731
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	84,727	85,429
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	35,776	36,474

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	$187,533	$194,530
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	777,325	806,443
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	212,328	221,121
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	98,405	100,158
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	339,042	351,780
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,762,223	1,826,435
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	45,025	45,814
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	68,462	68,948
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	643,509	662,334
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	153,496	155,935
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 2.686%, 5/25/24	166,626	169,415
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	220,181	223,838
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	346,091	350,634
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	310,000	310,969
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	127,934	128,577
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/39	438,182	439,277
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	577,847	580,849
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	160,397	160,712
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	379,779	386,421
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	563,159	567,100
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	520,336	524,493
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	556,624	556,657
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	113,371	115,232
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	74,095	73,545
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	160,000	154,438

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 0.986%, 1/25/48	$371,927	$372,816
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 1.636%, 7/25/28 (Bermuda)	42,343	42,643
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	346,822	348,063
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	540,000	536,618
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	889,896
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	757,000	756,998
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	525,478	465,839
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	294,691
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.136%, 10/25/33 (Bermuda)	707,000	713,316
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 2.993%, 12/25/36 W	407,892	396,966
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	529,778	523,228
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	206,063	196,460
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	184,928	185,135
		38,895,990
Total mortgage-backed securities (cost $123,326,741)		$120,555,774

COLLATERALIZED LOAN OBLIGATIONS (1.1%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$881,000	$882,126
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	331,000	331,309
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	881,000	882,286
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	393,000	393,177
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	688,000	688,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	200,000	200,108
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	461,000	461,142
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	1,100,000	1,101,857
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	354,000	354,253

Dynamic Asset Allocation Balanced Fund 73

COLLATERALIZED LOAN OBLIGATIONS (1.1%)* cont.	Principal amount	Value
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	$750,000	$750,347
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	881,000	884,258
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	377,000	377,116
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	631,000	631,463
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	421,000	421,470
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	600,000	600,560
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	233,000	233,513
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	440,000	440,023
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	750,000	750,026
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	400,000	400,435
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	700,000	701,870
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	430,000	431,503
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	581,000	582,258
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	281,000	281,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	361,000	361,478
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	801,000	801,193
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	498,107	497,901
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.306%, 7/15/34 (Cayman Islands)	350,000	350,375
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	1,170,000	1,173,835
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	528,476	528,495
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	307,000	306,996
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	275,000	274,463
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	508,000	508,364
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	680,000	681,986
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.12%), 1.253%, 7/15/34 (Cayman Islands)	250,000	250,184

74 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.1%)* cont.	Principal amount	Value
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	$922,945	$922,945
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	741,890	742,066
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	700,000	700,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	623,000	623,964
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	513,000	512,228
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	561,000	562,680
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	498,000	498,234
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	523,000	524,109
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	508,000	508,314
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	590,000	590,368
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	508,000	508,182
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	1,350,000	1,352,954
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	700,000	700,002
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	700,000	700,350
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	900,000	901,141
Total collateralized loan obligations (cost $29,634,299)		$29,613,621

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$510,000	$483,847
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	517,000	534,448
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	450,000	478,125
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	278,000	314,143
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	500,000	562,500
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	2,270,000	2,576,473
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	990,000	1,116,210
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	1,300,000	1,373,125

Dynamic Asset Allocation Balanced Fund 75

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)* cont.	Principal amount	Value
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)	$550,000	$585,750
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	1,077,956
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	520,000	597,312
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,144,056
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	505,000	568,756
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	271,340
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	573,000	609,706
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	200,000	202,000
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	1,065,000	1,111,594
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	300,637
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	229,000	220,923
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	300,000	381,309
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	731,000	78,583
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †	1,000	108
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	1,184,000	127,280
Total foreign government and agency bonds and notes (cost $15,228,072)		$15,716,181

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$826,000	$827,074
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	389,000	389,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	234,000	234,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	597,000	597,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	986,000	986,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	782,000	782,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	891,000	891,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	880,000	880,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000

76 Dynamic Asset Allocation Balanced Fund

ASSET-BACKED SECURITIES (0.5%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	$965,000	$965,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	986,000	987,969
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	231,000	231,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	332,000	332,397
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	421,000	421,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	999,000	999,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	999,000	999,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	623,000	623,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	623,000	623,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	438,519	440,083
Ser. 21-1, Class A1, 2.24%, 6/25/24	260,000	260,228
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	677,113	676,300
Total asset-backed securities (cost $14,697,217)		$14,704,051

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$174,563	$174,489
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	129,675	129,486
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	218,574	202,303
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	105,000	108,514
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	193,538	193,977
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	332,488	330,619
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	140,000	139,265
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	94,762	93,317
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	284,288	283,341
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	406,938	403,051

Dynamic Asset Allocation Balanced Fund 77

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	$151,441	$148,199
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/30/26	169,042	168,196
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	388,050	386,595
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	94,160	94,143
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	240,000	240,074
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	123,150
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	198,000	197,911
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	494,735	496,220
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	189,050	189,625
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	151,572	151,496
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	84,363	84,468
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	259,350	259,643
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	144,275	144,546
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	399,000	399,622
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	269,325	271,345
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	202,992	202,738
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	280,000	280,526
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	347,945	348,164
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	146,625
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,742	111,013
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	119,700	119,152
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	221,915	222,019
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	150,000	149,720
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	395,884	395,678
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	154,224	153,106
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	332,230	325,965

78 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	$119,700	$119,866
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	223,875	225,250
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	684,614	680,048
Total senior loans (cost $8,838,821)		$8,893,465

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,638	$2,650,367
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,634	2,978,448
Total convertible preferred stocks (cost $4,404,514)		$5,628,815

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$54,801,722	GBP	40,672,200	$321,522
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	55,290,246	EUR	47,731,900	313,385
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	55,290,246	EUR	47,731,900	367,735
UBS AG
NZD/USD (Put)	Nov-21/0.68	40,996,366	NZD	59,384,900	279,308
Total purchased options outstanding (cost $1,216,192)					$1,281,950

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$129,938
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	$105,000	95,030
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	247,800
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	89,919
Total convertible bonds and notes (cost $503,260)		$562,687

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,342	$15,903
Total warrants (cost $6,647)				$15,903

PREFERRED STOCKS (—)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	388	$9,793
Total preferred stocks (cost $9,700)		$9,793

Dynamic Asset Allocation Balanced Fund 79

SHORT-TERM INVESTMENTS (5.6%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	19,155,555	$19,155,555
Putnam Short Term Investment Fund Class P 0.08% L	Shares	90,503,040	90,503,040
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,569,000	1,569,000
U.S. Treasury Bills 0.044%, 3/24/22 ∆		$400,000	399,908
U.S. Treasury Bills 0.043%, 2/17/22 # ∆ §		700,000	699,871
U.S. Treasury Bills 0.043%, 3/3/22 # ∆ §		10,572,001	10,570,034
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §		5,100,000	5,098,876
U.S. Treasury Bills 0.045%, 4/21/22 ∆		2,400,000	2,399,326
U.S. Treasury Bills 0.035%, 3/10/22 # ∆ §		10,597,000	10,594,763
U.S. Treasury Bills 0.043%, 10/14/21 # ∆ §		5,900,000	5,899,942
U.S. Treasury Bills 0.027%, 10/5/21 # ∆ §		7,300,000	7,299,983
Total short-term investments (cost $154,191,185)			$154,190,298

TOTAL INVESTMENTS
Total investments (cost $2,371,325,271)	$2,967,155,704

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,730,579,123.
†	This security is non-income-producing.

80 Dynamic Asset Allocation Balanced Fund

∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $172,910, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $23,096,265 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,122,808 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $13,257,787 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $408,889,492 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Balanced Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$9,227,450	$8,987,026	$(240,424)
	British Pound	Buy	12/15/21	3,549,684	3,651,015	(101,331)
	Canadian Dollar	Sell	10/20/21	2,077,706	2,081,776	4,070
	Euro	Sell	12/15/21	6,518,982	6,643,041	124,059
	Hong Kong Dollar	Buy	11/17/21	1,051,428	1,051,805	(377)
	Japanese Yen	Buy	11/17/21	6,413,561	6,484,669	(71,108)
	New Zealand Dollar	Sell	10/20/21	9,657,316	9,742,771	85,455
	Swedish Krona	Buy	12/15/21	1,276,259	1,315,888	(39,629)
	Swiss Franc	Sell	12/15/21	42,461	73,320	30,859
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	5,508,721	5,567,876	59,155
	British Pound	Buy	12/15/21	1,794,515	1,799,600	(5,085)
	Canadian Dollar	Sell	10/20/21	1,358,873	1,374,063	15,190
	Euro	Buy	12/15/21	922,831	1,009,559	(86,728)
	Hong Kong Dollar	Sell	11/17/21	1,918,202	1,918,945	743
	Japanese Yen	Buy	11/17/21	3,422,086	3,422,374	(288)
	New Zealand Dollar	Sell	10/20/21	3,608,844	3,634,270	25,426
	Swedish Krona	Buy	12/15/21	3,283,394	3,343,767	(60,373)
	Swiss Franc	Sell	12/15/21	10,364,334	10,527,131	162,797
Citibank, N.A.
	Australian Dollar	Sell	10/20/21	376,753	266,841	(109,912)
	British Pound	Buy	12/15/21	4,779,311	4,894,848	(115,537)
	Canadian Dollar	Buy	10/20/21	6,556,730	6,580,220	(23,490)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,121	6,548,538	(64,583)
	Danish Krone	Sell	12/15/21	1,231,389	1,260,514	29,125
	Euro	Buy	12/15/21	2,983,222	3,048,162	(64,940)
	Japanese Yen	Buy	11/17/21	1,590,301	1,586,343	3,958
	New Zealand Dollar	Sell	10/20/21	9,840,450	9,942,599	102,149
	Swiss Franc	Sell	12/15/21	8,866,347	8,984,838	118,491
Credit Suisse International
	Australian Dollar	Buy	10/20/21	74,975	66,796	8,179
	British Pound	Sell	12/15/21	9,700,788	9,959,368	258,580
	Canadian Dollar	Sell	10/20/21	2,234,262	2,259,066	24,804
	Euro	Sell	12/15/21	3,843,989	3,936,557	92,568
	New Zealand Dollar	Buy	10/20/21	3,497,914	3,566,335	(68,421)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	11,765,093	12,336,828	571,735
	British Pound	Buy	12/15/21	23,399,180	24,181,292	(782,112)
	Canadian Dollar	Buy	10/20/21	23,292,773	23,261,315	31,458
	Chinese Yuan (Offshore)	Buy	11/17/21	18,205,398	18,076,980	128,418
	Euro	Buy	12/15/21	31,313,500	31,995,049	(681,549)
	Japanese Yen	Buy	11/17/21	6,330,673	6,645,454	(314,781)
	New Zealand Dollar	Sell	10/20/21	6,771,483	6,773,116	1,633
	Norwegian Krone	Sell	12/15/21	15,030,163	15,166,034	135,871

82 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Swedish Krona	Buy	12/15/21	$12,284,704	$12,510,628	$(225,924)
	Swiss Franc	Buy	12/15/21	727,871	682,599	45,272
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	4,215,282	4,258,613	43,331
	British Pound	Sell	12/15/21	10,167,305	10,445,303	277,998
	Canadian Dollar	Buy	10/20/21	988,522	1,010,272	(21,750)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,136	6,549,247	(63,889)
	Euro	Buy	12/15/21	7,121,403	7,296,735	(175,332)
	Hong Kong Dollar	Sell	11/17/21	4,811,043	4,812,760	1,717
	Japanese Yen	Sell	11/17/21	1,235,162	1,245,424	10,262
	New Zealand Dollar	Sell	10/20/21	3,551,757	3,576,516	24,759
	Swiss Franc	Sell	12/15/21	4,249,297	4,330,996	81,699
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	11,246,994	11,481,001	(234,007)
	British Pound	Sell	12/15/21	258,054	104,067	(153,987)
	Canadian Dollar	Buy	10/20/21	5,708,816	5,739,230	(30,414)
	Euro	Sell	12/15/21	4,281,682	4,404,119	122,437
	Japanese Yen	Sell	11/17/21	15,815,047	15,929,690	114,643
	New Zealand Dollar	Buy	10/20/21	27,415,753	27,635,015	(219,262)
	Norwegian Krone	Buy	12/15/21	7,046,722	7,127,674	(80,952)
	Singapore Dollar	Buy	11/17/21	1,791,857	1,800,266	(8,409)
	South Korean Won	Sell	11/17/21	11,291,817	11,660,093	368,276
	Swedish Krona	Buy	12/15/21	3,765,488	3,797,934	(32,446)
	Swiss Franc	Sell	12/15/21	6,673,060	6,800,107	127,047
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	18,048,432	18,299,282	(250,850)
	British Pound	Buy	12/15/21	15,493,852	15,882,611	(388,759)
	Canadian Dollar	Sell	10/20/21	3,177,073	3,228,602	51,529
	Euro	Buy	12/15/21	9,377,844	9,618,056	(240,212)
	Japanese Yen	Buy	11/17/21	7,155,280	7,231,796	(76,516)
	New Zealand Dollar	Sell	10/20/21	13,777,044	13,737,048	(39,996)
	Norwegian Krone	Buy	12/15/21	7,724,812	7,731,733	(6,921)
	Swedish Krona	Buy	12/15/21	18,602,014	18,959,141	(357,127)
	Swiss Franc	Sell	12/15/21	960,067	968,040	7,973
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	11,263,695	11,384,044	(120,349)
	British Pound	Buy	12/15/21	1,707,465	1,736,152	(28,687)
	Canadian Dollar	Buy	10/20/21	2,680,325	2,711,983	(31,658)
	Euro	Sell	12/15/21	6,378,498	6,532,924	154,426
	Japanese Yen	Sell	11/17/21	1,758,288	1,772,775	14,487
	New Zealand Dollar	Sell	10/20/21	15,795,111	15,950,132	155,021
	Norwegian Krone	Buy	12/15/21	3,865,373	3,866,831	(1,458)
	Swedish Krona	Buy	12/15/21	1,662,751	1,693,593	(30,842)
	Swiss Franc	Buy	12/15/21	3,666,442	3,736,688	(70,246)

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	$8,967,894	$9,040,419	$72,525
	British Pound	Sell	12/15/21	10,603,773	10,760,486	156,713
	Canadian Dollar	Buy	10/20/21	10,907,146	10,774,160	132,986
	Euro	Buy	12/15/21	11,819,084	12,250,127	(431,043)
	Hong Kong Dollar	Sell	11/17/21	11,284,805	11,288,426	3,621
	Japanese Yen	Sell	11/17/21	34,383,898	34,445,195	61,297
	New Zealand Dollar	Buy	10/20/21	2,937,259	2,819,355	117,904
	Norwegian Krone	Sell	12/15/21	5,632,315	5,672,563	40,248
	Swedish Krona	Sell	12/15/21	3,015,365	3,070,866	55,501
	Swiss Franc	Buy	12/15/21	297,985	262,060	35,925
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	3,559,236	3,630,949	(71,713)
	British Pound	Sell	12/15/21	754,756	860,739	105,983
	Canadian Dollar	Sell	10/20/21	304,586	291,288	(13,298)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,121	6,548,179	(64,942)
	Euro	Buy	12/15/21	201,503	206,363	(4,860)
	Japanese Yen	Buy	11/17/21	13,035,326	13,143,559	(108,233)
	New Zealand Dollar	Sell	10/20/21	6,058,274	6,122,138	63,864
	Norwegian Krone	Buy	12/15/21	11,606,934	11,724,955	(118,021)
	Swedish Krona	Sell	12/15/21	457,006	419,664	(37,342)
UBS AG
	Australian Dollar	Buy	10/20/21	9,220,437	9,446,684	(226,247)
	British Pound	Sell	12/15/21	12,329,295	12,590,806	261,511
	Canadian Dollar	Buy	10/20/21	2,410,002	2,315,471	94,531
	Euro	Buy	12/15/21	17,226,375	17,611,743	(385,368)
	Hong Kong Dollar	Sell	11/17/21	227,514	227,596	82
	Japanese Yen	Buy	11/17/21	14,604,351	14,812,769	(208,418)
	New Zealand Dollar	Sell	10/20/21	9,319,901	9,351,765	31,864
	Norwegian Krone	Sell	12/15/21	8,200,534	8,264,343	63,809
	Swedish Krona	Buy	12/15/21	2,663,975	2,707,636	(43,661)
	Swiss Franc	Sell	12/15/21	13,128,436	13,362,223	233,787
WestPac Banking Corp.
	British Pound	Buy	12/15/21	1,571,903	1,613,731	(41,828)
	Canadian Dollar	Sell	10/20/21	458,142	463,279	5,137
	Euro	Sell	12/15/21	4,782,365	4,898,293	115,928
	Japanese Yen	Buy	11/17/21	6,673,019	6,727,895	(54,876)
	New Zealand Dollar	Sell	10/20/21	4,330,474	4,356,226	25,752
Unrealized appreciation						5,294,568
Unrealized (depreciation)						(7,530,511)
Total						$(2,235,943)
* The exchange currency for all contracts listed is the United States Dollar.

84 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	103	$11,748,638	$11,675,050	Dec-21	$(517,671)
MSCI EAFE Index (Short)	147	16,767,474	16,662,450	Dec-21	717,860
MSCI Emerging Markets Index (Long)	99	6,202,830	6,165,720	Dec-21	(260,248)
NASDAQ 100 Index E-Mini (Long)	41	12,039,650	12,039,650	Dec-21	(761,542)
Russell 2000 Index E-Mini (Long)	1,019	112,312,753	112,130,760	Dec-21	(2,261,350)
S&P 500 Index E-Mini (Long)	16	3,446,032	3,438,200	Dec-21	(164,473)
S&P 500 Index E-Mini (Short)	1,972	424,723,444	423,758,150	Dec-21	20,085,444
S&P Mid Cap 400 Index E-Mini (Long)	2	528,108	526,640	Dec-21	(15,662)
U.S. Treasury Bond 30 yr (Long)	205	32,639,844	32,639,844	Dec-21	(634,453)
U.S. Treasury Bond Ultra 30 yr (Long)	349	66,680,813	66,680,813	Dec-21	(1,824,907)
U.S. Treasury Note 2 yr (Long)	581	127,851,774	127,851,774	Dec-21	(85,369)
U.S. Treasury Note 2 yr (Short)	425	93,523,242	93,523,242	Dec-21	52,168
U.S. Treasury Note 5 yr (Long)	995	122,128,477	122,128,477	Dec-21	(591,824)
U.S. Treasury Note 5 yr (Short)	1,825	224,004,493	224,004,493	Dec-21	1,082,158
U.S. Treasury Note 10 yr (Long)	411	54,091,453	54,091,453	Dec-21	(585,081)
U.S. Treasury Note Ultra 10 yr (Short)	581	84,390,250	84,390,250	Dec-21	1,174,140
Unrealized appreciation					23,111,770
Unrealized (depreciation)					(7,702,580)
Total					$15,409,190

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $354,797)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$54,801,722	GBP	40,672,200	$85,436
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	55,290,246	EUR	47,731,900	81,774
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	55,290,246	EUR	47,731,900	135,240
UBS AG
NZD/USD (Put)	Nov-21/0.66	40,996,366	NZD	59,384,900	91,627
Total					$394,077

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $107,499,824)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.50%, 10/1/51	$2,000,000	10/21/21	$2,132,874
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	59,000,000	10/14/21	60,836,841
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	18,000,000	11/10/21	18,013,077
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	26,000,000	10/14/21	26,066,625
Total			$107,049,417

Dynamic Asset Allocation Balanced Fund 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$65,133,000	$389,495	$77,381	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(728,983)
40,466,000	373,501 E	(436,315)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,814)
20,133,000	185,828 E	216,900	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	31,073
84,436,000	143,541 E	150,016	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	6,475
94,645,000	1,995,117 E	2,296,698	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	301,581
4,913,000	226,588 E	(218,130)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	8,458
17,084,000	787,914 E	758,397	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(29,518)
Total		$2,844,947	$(473,728)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$109,912,505	$109,912,505	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(1,825)
107,338,759	107,338,759	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(20,712)
880,050	880,866	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	668
1,973,559	1,788,911	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(184,982)
492,974	480,589	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(12,468)
215,382	208,680	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(4,188)

86 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$840,823	$894,594	$—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	$53,743
660,006	707,139	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	47,021
661,323	672,065	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	10,631
743,836	703,513	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(40,449)
659,618	629,510	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(25,007)
638,616	602,898	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(32,439)
65,487	70,109	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	4,897
332,540	328,332	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(1,455)
513,505	507,617	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(5,975)
198,175	174,530	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(23,678)
193,723	182,596	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(11,160)
561,881	546,926	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(9,491)
934,422	912,574	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(9,368)
123,377	121,379	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(2,019)
181,249	182,215	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	935
267,416	259,765	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(6,274)

Dynamic Asset Allocation Balanced Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$306,404	$288,704	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	$(15,138)
1,243,018	1,120,700	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(122,528)
134,322	125,799	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(8,546)
1,163,166	1,158,778	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(4,584)
1,870,092	1,732,593	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(137,815)
1,004,761	980,951	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(23,980)
957,160	987,396	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	38,619
2,034,622	1,896,894	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(138,072)
1,984,222	1,750,625	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(233,932)
82,068	79,087	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(2,995)
44,342	43,119	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(1,230)
31,838	31,032	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(812)
1,909,505	1,771,024	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(138,803)
807,697	847,822	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	44,288
1,385,094	1,330,643	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(54,685)
45,719	44,033	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(1,694)
113,448	105,301	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	(8,166)

88 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$838,888	$839,909	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	$879
1,033,335	920,443	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(113,066)
355,940	355,338	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	1,634
880,764	837,758	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(37,872)
676,392	656,889	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(15,095)
368,366	358,460	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(2,117)
495,009	537,502	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	42,409
1,599,369	1,623,149	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	24,248
182,405	190,375	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	7,939
25,307	24,306	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(1,005)
799,182	788,705	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(10,612)
431,280	413,429	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(17,923)
2,238,956	1,951,930	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(287,404)
1,497,270	1,425,182	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(72,341)
JPMorgan Chase Bank N.A.
35,263,587	34,233,871	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	(910,038)
Upfront premium received		—		Unrealized appreciation		277,911
Upfront premium (paid)		—		Unrealized (depreciation)		(2,751,943)
Total		$—		Total	$(2,474,032)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Dynamic Asset Allocation Balanced Fund 89

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	18,257	$536,658	0.49%
Electronic Arts, Inc.	Technology	3,724	529,769	0.48%
Roku, Inc.	Technology	1,691	529,762	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	1,085	529,553	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	15,546	527,662	0.48%
Marubeni Corp. (Japan)	Conglomerates	62,805	526,618	0.48%
Take-Two Interactive Software, Inc.	Technology	3,405	524,631	0.48%
Veeva Systems, Inc. Class A	Technology	1,820	524,338	0.48%
AtoS SE (France)	Technology	9,807	524,260	0.48%
Roche Holding AG (Switzerland)	Health care	1,426	523,335	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	8,493	521,347	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	26,782	521,222	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	2,624	521,191	0.47%
Netflix, Inc.	Consumer staples	854	521,128	0.47%
Merck & Co., Inc.	Health care	6,934	520,803	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	31,737	519,462	0.47%
Aegon NV (Netherlands)	Financials	100,328	519,134	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	60,877	519,089	0.47%
MSCI, Inc.	Technology	853	518,865	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	23,267	518,836	0.47%
DSV A/S (Denmark)	Transportation	2,162	518,820	0.47%
Brenntag AG (Germany)	Basic materials	5,553	518,304	0.47%
Bank Hapoalim MB (Israel)	Financials	58,600	518,026	0.47%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	27,780	517,932	0.47%
Repsol SA (Spain)	Energy	39,521	517,215	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	27,344	517,128	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	1,310	517,046	0.47%
Valeo (France) (France)	Consumer cyclicals	18,404	516,968	0.47%
Shopify, Inc. Class A (Canada)	Technology	380	516,441	0.47%
Pinterest, Inc. Class A	Technology	10,132	516,248	0.47%
CoStar Group, Inc.	Consumer cyclicals	5,993	515,739	0.47%
Moncler SpA (Italy)	Consumer cyclicals	8,395	515,612	0.47%
Airbnb, Inc. Class A	Consumer staples	3,072	515,318	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	6,813	514,225	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	6,830	513,972	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	97,747	513,787	0.47%
Thales SA (France)	Technology	5,264	513,131	0.47%
Eiffage SA (France)	Basic materials	5,052	513,072	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	1,271	513,064	0.47%
Dropbox, Inc. Class A	Technology	17,554	512,935	0.47%
Segro PLC (United Kingdom)	Financials	31,856	512,924	0.47%
Royal Bank of Canada (Canada)	Financials	5,151	512,580	0.47%

90 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Activision Blizzard, Inc.	Technology	6,622	$512,496	0.47%
eBay, Inc.	Technology	7,355	512,429	0.47%
Athene Holding, Ltd. Class A	Financials	7,439	512,355	0.47%
Cadence Design Systems, Inc.	Technology	3,383	512,291	0.47%
DoorDash, Inc. Class A	Consumer staples	2,487	512,275	0.47%
Pfizer, Inc.	Health care	11,910	512,231	0.47%
Hologic, Inc.	Health care	6,939	512,171	0.47%
IAC/InterActiveCorp	Technology	3,928	511,786	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	14,025	$533,794	0.50%
Sunrun, Inc.	Energy	12,110	532,823	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	7,448	523,613	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	15,584	517,962	0.48%
Argenx SE (Netherlands)	Health care	1,716	515,915	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	9,535	515,857	0.48%
Trend Micro, Inc. (Japan)	Technology	9,194	513,843	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	1,736	513,117	0.48%
Cheniere Energy, Inc.	Energy	5,246	512,344	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	9,848	511,424	0.48%
Canopy Growth Corp. (Canada)	Health care	36,861	510,740	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	13,556	510,285	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	13,835	510,043	0.48%
Veolia Environnement SA (France)	Utilities and power	16,640	510,013	0.48%
AXA SA (France)	Financials	18,259	509,417	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	46,574	509,286	0.47%
Valero Energy Corp.	Energy	7,216	509,244	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	4,433	509,092	0.47%
CyberArk Software, Ltd. (Israel)	Technology	3,223	508,684	0.47%
Heineken NV (Netherlands)	Consumer staples	4,867	508,489	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	997	508,078	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	24,194	508,062	0.47%
Chewy, Inc. Class A	Consumer staples	7,459	508,047	0.47%
Avantor, Inc.	Health care	12,413	507,705	0.47%
Black Knight, Inc.	Technology	7,051	507,644	0.47%
PPD, Inc.	Health care	10,845	507,419	0.47%
Essity AB Class B (Sweden)	Consumer staples	16,326	507,261	0.47%
Ceridian HCM Holding, Inc.	Technology	4,502	507,054	0.47%
M3, Inc. (Japan)	Health care	7,054	506,550	0.47%
Clarivate PLC (United Kingdom)	Technology	23,115	506,223	0.47%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Konami Holdings Corp. (Japan)	Technology	8,014	$506,221	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	5,554	506,144	0.47%
Credit Suisse Group AG (Switzerland)	Financials	50,726	505,868	0.47%
Nice, Ltd. (Japan)	Communication services	1,811	505,653	0.47%
Atmos Energy Corp.	Utilities and power	5,733	505,651	0.47%
Royalty Pharma PLC Class A	Health care	13,990	505,608	0.47%
Hess Corp.	Energy	6,471	505,462	0.47%
Sumco Corp. (Japan)	Technology	24,987	505,379	0.47%
Kubota Corp. (Japan)	Capital goods	23,533	505,152	0.47%
Nutrien, Ltd. (Canada)	Basic materials	7,763	503,861	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	3,272	503,326	0.47%
FedEx Corp.	Transportation	2,294	502,976	0.47%
Devon Energy Corp.	Energy	14,156	502,689	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	19,951	502,655	0.47%
Charter Communications, Inc. Class A	Communication services	691	502,435	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	1,194	502,316	0.47%
ORIX Corp. (Japan)	Financials	26,490	502,213	0.47%
Catalent, Inc.	Health care	3,773	502,135	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	37,309	501,492	0.47%
Broadridge Financial Solutions, Inc.	Financials	3,008	501,320	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$171,066,000	$290,812	$72,207	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(218,605)
54,153,000	306,506	175,222	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(131,284)
Total		$247,429	$(349,889)

92 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,504	$22,000	$6,259	5/11/63	300 bp — Monthly	$(4,744)
CMBX NA BBB−.6 Index	B+/P	2,953	49,000	13,941	5/11/63	300 bp — Monthly	(10,963)
CMBX NA BBB−.6 Index	B+/P	6,050	98,000	27,881	5/11/63	300 bp — Monthly	(21,782)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	8,647	78,000	22,191	5/11/63	300 bp — Monthly	(13,505)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	46,895	83,000	6,989	11/18/54	500 bp — Monthly	39,976
CMBX NA BB.6 Index	B-/P	48,200	323,919	145,699	5/11/63	500 bp — Monthly	(97,229)
CMBX NA BB.7 Index	B/P	31,284	613,000	206,642	1/17/47	500 bp — Monthly	(174,848)
CMBX NA BB.9 Index	B+/P	1,629	8,000	1,657	9/17/58	500 bp — Monthly	(21)
CMBX NA BB.9 Index	B+/P	13,274	65,000	13,462	9/17/58	500 bp — Monthly	(133)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	4,638	11/17/59	300 bp — Monthly	1,171
CMBX NA BBB−.12 Index	BBB−/P	1,126	27,000	1,247	8/17/61	300 bp — Monthly	(108)
CMBX NA BBB−.12 Index	BBB−/P	10,725	182,000	8,408	8/17/61	300 bp — Monthly	2,408
Credit Suisse International
CMBX NA BB.7 Index	B/P	15,516	116,000	39,104	1/17/47	500 bp — Monthly	(23,491)
CMBX NA BBB−.7 Index	BB−/P	51,063	646,000	116,732	1/17/47	300 bp — Monthly	(65,347)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	810	16,000	1,674	5/11/63	200 bp — Monthly	(858)
CMBX NA A.6 Index	BBB+/P	2,473	48,000	5,021	5/11/63	200 bp — Monthly	(2,532)
CMBX NA A.6 Index	BBB+/P	(44)	73,000	7,636	5/11/63	200 bp — Monthly	(7,656)
CMBX NA A.6 Index	BBB+/P	4,594	93,000	9,728	5/11/63	200 bp — Monthly	(5,102)
CMBX NA A.6 Index	BBB+/P	7,598	146,000	15,272	5/11/63	200 bp — Monthly	(7,625)
CMBX NA A.6 Index	BBB+/P	22,500	192,000	20,083	5/11/63	200 bp — Monthly	2,481
CMBX NA A.6 Index	BBB+/P	23,889	279,000	29,183	5/11/63	200 bp — Monthly	(5,201)

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.14 Index	BBB−/P	$1,079	$24,000	$823	12/16/72	300 bp — Monthly	$268
CMBX NA BBB−.6 Index	B+/P	79	1,000	285	5/11/63	300 bp — Monthly	(205)
CMBX NA BBB−.6 Index	B+/P	3,189	34,000	9,673	5/11/63	300 bp — Monthly	(6,467)
CMBX NA BBB−.6 Index	B+/P	5,846	54,000	15,363	5/11/63	300 bp — Monthly	(9,490)
CMBX NA BBB−.6 Index	B+/P	5,109	75,000	21,338	5/11/63	300 bp — Monthly	(16,191)
CMBX NA BBB−.6 Index	B+/P	10,428	96,000	27,312	5/11/63	300 bp — Monthly	(16,836)
CMBX NA BBB−.6 Index	B+/P	10,387	96,000	27,312	5/11/63	300 bp — Monthly	(16,877)
CMBX NA BBB−.6 Index	B+/P	10,042	119,000	33,856	5/11/63	300 bp — Monthly	(23,754)
CMBX NA BBB−.6 Index	B+/P	14,593	169,000	48,081	5/11/63	300 bp — Monthly	(33,403)
CMBX NA BBB−.6 Index	B+/P	14,430	171,000	48,650	5/11/63	300 bp — Monthly	(34,134)
CMBX NA BBB−.6 Index	B+/P	68,556	912,000	259,464	5/11/63	300 bp — Monthly	(190,452)
CMBX NA BBB−.7 Index	BB−/P	418	6,000	1,084	1/17/47	300 bp — Monthly	(663)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(809)	154,000	2,279	12/16/72	200 bp — Monthly	1,521
CMBX NA A.7 Index	BBB+/P	9,165	209,000	10,095	1/17/47	200 bp — Monthly	(860)
CMBX NA BB.10 Index	B+/P	4,975	62,000	14,483	5/11/63	500 bp — Monthly	(9,457)
CMBX NA BBB−.6 Index	B+/P	124,364	389,000	110,671	5/11/63	300 bp — Monthly	13,888
Morgan Stanley & Co. International PLC
CMBX NA A .6 Index	BBB+/P	3,919	57,000	5,962	5/11/63	200 bp — Monthly	(2,024)
CMBX NA A.13 Index	A-/P	(912)	152,000	2,250	12/16/72	200 bp — Monthly	1,389
CMBX NA A.13 Index	A-/P	(567)	38,000	562	12/16/72	200 bp — Monthly	8
CMBX NA A.6 Index	BBB+/P	2,800	28,000	2,929	5/11/63	200 bp — Monthly	(119)
CMBX NA A.6 Index	BBB+/P	4,399	51,000	5,335	5/11/63	200 bp — Monthly	(919)
CMBX NA A.6 Index	BBB+/P	5,769	65,000	6,799	5/11/63	200 bp — Monthly	(1,009)

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6 Index	B-/P	$24,066	$94,477	$42,496	5/11/63	500 bp — Monthly	$(18,351)
CMBX NA BB.6 Index	B-/P	48,543	189,917	85,425	5/11/63	500 bp — Monthly	(36,723)
CMBX NA BBB−.12 Index	BBB−/P	4,420	75,000	3,465	8/17/61	300 bp — Monthly	992
CMBX NA BBB−.12 Index	BBB−/P	4,637	108,000	4,990	8/17/61	300 bp — Monthly	(299)
Upfront premium received		687,725		Unrealized appreciation		64,102
Upfront premium (paid)		(2,332)		Unrealized (depreciation)		(859,378)
Total		$685,393		Total		$(795,276)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$10,095	1/17/47	(200 bp) — Monthly	$8,476
CMBX NA BB.10 Index	(47,738)	198,000	46,253	11/17/59	(500 bp) — Monthly	(1,669)
CMBX NA BB.10 Index	(18,615)	73,000	17,053	11/17/59	(500 bp) — Monthly	(1,623)
CMBX NA BB.10 Index	(7,410)	71,000	16,586	11/17/59	(500 bp) — Monthly	9,117
CMBX NA BB.10 Index	(6,360)	58,000	13,549	11/17/59	(500 bp) — Monthly	7,141
CMBX NA BB.11 Index	(4,016)	31,000	2,610	11/18/54	(500 bp) — Monthly	(1,432)
CMBX NA BB.11 Index	(2,131)	31,000	2,610	11/18/54	(500 bp) — Monthly	453
CMBX NA BB.11 Index	(1,089)	21,000	1,768	11/18/54	(500 bp) — Monthly	661
CMBX NA BB.8 Index	(8,940)	69,575	24,609	10/17/57	(500 bp) — Monthly	15,611
CMBX NA BB.8 Index	(21,707)	60,878	21,707	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.9 Index	(1,290)	32,000	6,627	9/17/58	(500 bp) — Monthly	5,310

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(824)	$21,000	$4,349	9/17/58	(500 bp) — Monthly	$3,507
CMBX NA BB.9 Index	(387)	6,000	1,243	9/17/58	(500 bp) — Monthly	850
CMBX NA BB.9 Index	(145)	4,000	828	9/17/58	(500 bp) — Monthly	661
CMBX NA BBB− .10 Index	(8,827)	37,000	3,238	11/17/59	(300 bp) — Monthly	(5,608)
CMBX NA BBB− .10 Index	(8,120)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,249)
CMBX NA BBB− .12 Index	(10,605)	47,000	2,171	8/17/61	(300 bp) — Monthly	(8,457)
CMBX NA BBB−.10 Index	(39,326)	132,000	11,550	11/17/59	(300 bp) — Monthly	(27,842)
CMBX NA BBB−.10 Index	(8,159)	64,000	5,600	11/17/59	(300 bp) — Monthly	(2,591)
CMBX NA BBB−.12 Index	(109,446)	347,000	16,031	8/17/61	(300 bp) — Monthly	(93,588)
CMBX NA BBB−.12 Index	(28,391)	85,000	3,927	8/17/61	(300 bp) — Monthly	(24,507)
CMBX NA BBB−.12 Index	(23,903)	68,000	3,142	8/17/61	(300 bp) — Monthly	(20,795)
CMBX NA BBB−.12 Index	(11,630)	33,000	1,525	8/17/61	(300 bp) — Monthly	(10,122)
CMBX NA BBB−.12 Index	(3,615)	19,000	878	8/17/61	(300 bp) — Monthly	(2,746)
CMBX NA BBB−.12 Index	(1,694)	10,000	462	8/17/61	(300 bp) — Monthly	(1,237)
CMBX NA BBB−.8 Index	(28,438)	182,000	23,624	10/17/57	(300 bp) — Monthly	(4,905)
CMBX NA BBB−.8 Index	(15,648)	99,000	12,850	10/17/57	(300 bp) — Monthly	(2,848)
CMBX NA BBB−.8 Index	(15,710)	99,000	12,850	10/17/57	(300 bp) — Monthly	(2,910)
CMBX NA BBB−.8 Index	(6,011)	42,000	5,452	10/17/57	(300 bp) — Monthly	(581)
CMBX NA BBB−.9 Index	(9,700)	41,000	3,169	9/17/58	(300 bp) — Monthly	(6,551)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	34,339	11/17/59	(500 bp) — Monthly	14,603
CMBX NA BB.10 Index	(17,362)	146,000	34,106	11/17/59	(500 bp) — Monthly	16,622
CMBX NA BB.10 Index	(9,571)	77,000	17,987	11/17/59	(500 bp) — Monthly	8,352
CMBX NA BB.7 Index	(9,143)	499,376	224,619	5/11/63	(500 bp) — Monthly	217,791

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(28,039)	$152,000	$51,239	1/17/47	(500 bp) — Monthly	$23,074
CMBX NA BB.8 Index	(9,988)	55,080	19,482	10/17/57	(500 bp) — Monthly	9,448
CMBX NA BB.9 Index	(4,210)	42,000	8,698	9/17/58	(500 bp) — Monthly	4,453
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	92,548	41,628	5/11/63	(500 bp) — Monthly	31,730
CMBX NA BB.7 Index	(6,356)	42,000	14,158	1/17/47	(500 bp) — Monthly	7,767
CMBX NA BB.10 Index	(4,525)	20,000	4,672	11/17/59	(500 bp) — Monthly	130
CMBX NA BB.6 Index	(146)	964	434	5/11/63	(500 bp) — Monthly	287
CMBX NA BB.7 Index	(117,160)	577,000	194,507	1/17/47	(500 bp) — Monthly	76,866
CMBX NA BB.7 Index	(18,678)	114,000	38,429	1/17/47	(500 bp) — Monthly	19,656
CMBX NA BB.8 Index	(20,756)	58,945	20,849	10/17/57	(500 bp) — Monthly	43
CMBX NA BB.8 Index	(18,578)	51,215	18,115	10/17/57	(500 bp) — Monthly	(506)
CMBX NA BB.8 Index	(18,610)	51,215	18,115	10/17/57	(500 bp) — Monthly	(538)
CMBX NA BB.8 Index	(4,758)	40,585	14,355	10/17/57	(500 bp) — Monthly	9,563
CMBX NA BB.9 Index	(2,975)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,182
CMBX NA BB.9 Index	(3,009)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,148
CMBX NA BB.9 Index	(1,912)	12,000	2,485	9/17/58	(500 bp) — Monthly	563
CMBX NA BB.9 Index	(1,923)	12,000	2,485	9/17/58	(500 bp) — Monthly	552
CMBX NA BBB−.6 Index	(67,580)	248,000	70,556	5/11/63	(300 bp) — Monthly	2,852
CMBX NA BBB−.6 Index	(10,906)	218,000	62,021	5/11/63	(300 bp) — Monthly	51,006
CMBX NA BBB−.6 Index	(246)	1,000	285	5/11/63	(300 bp) — Monthly	38
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	15,425	6,938	5/11/63	(500 bp) — Monthly	(1,312)
CMBX NA BB.17 Index	(194,883)	398,000	134,166	1/17/47	(500 bp) — Monthly	(61,049)

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.8 Index	$(4,956)	$9,663	$3,418	10/17/57	(500 bp) — Monthly	$(1,546)
CMBX NA BBB− .10 Index	(7,421)	45,000	3,938	11/17/59	(300 bp) — Monthly	(3,506)
CMBX NA BBB−.10 Index	(25,072)	89,000	7,788	11/17/59	(300 bp) — Monthly	(17,329)
CMBX NA BBB−.10 Index	(22,940)	77,000	6,738	11/17/59	(300 bp) — Monthly	(16,241)
CMBX NA BBB−.12 Index	(10,826)	31,000	1,432	8/17/61	(300 bp) — Monthly	(9,410)
CMBX NA BBB−.12 Index	(8,959)	27,000	1,247	8/17/61	(300 bp) — Monthly	(7,725)
CMBX NA BBB−.12 Index	(39)	1,000	46	8/17/61	(300 bp) — Monthly	7
CMBX NA BBB−.6 Index	(43,621)	161,000	45,805	5/11/63	(300 bp) — Monthly	2,103
CMBX NA BBB−.7 Index	(116,208)	495,000	89,447	1/17/47	(300 bp) — Monthly	(27,009)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	33,171	11/17/59	(500 bp) — Monthly	24,973
CMBX NA BB.9 Index	(7,480)	192,000	39,763	9/17/58	(500 bp) — Monthly	32,123
CMBX NA BBB− .10 Index	(18,634)	86,000	7,525	11/17/59	(300 bp) — Monthly	(11,152)
CMBX NA BBB−.7 Index	(5,409)	66,000	11,926	1/17/47	(300 bp) — Monthly	6,485
CMBX NA BBB−.9 Index	(11,300)	61,000	4,715	9/17/58	(300 bp) — Monthly	(6,615)
CMBX NA BBB−.9 Index	(5,557)	30,000	2,319	9/17/58	(300 bp) — Monthly	(3,253)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(6,827)	67,000	12,107	1/17/47	(300 bp) — Monthly	5,247
CMBX NA BB.10 Index	(7,446)	71,000	16,586	11/17/59	(500 bp) — Monthly	9,080
CMBX NA BB.10 Index	(13,856)	59,000	13,782	11/17/59	(500 bp) — Monthly	(123)
CMBX NA BB.7 Index	(6,171)	32,000	10,787	1/17/47	(500 bp) — Monthly	4,590
CMBX NA BB.7 Index	(402)	2,000	674	1/17/47	(500 bp) — Monthly	270
CMBX NA BB.8 Index	(8,778)	24,158	8,545	10/17/57	(500 bp) — Monthly	(254)
CMBX NA BB.8 Index	(6,427)	12,562	4,443	10/17/57	(500 bp) — Monthly	(1,994)

98 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(5,259)	$70,000	$14,497	9/17/58	(500 bp) — Monthly	$9,180
CMBX NA BB.9 Index	(6,062)	50,000	10,355	9/17/58	(500 bp) — Monthly	4,251
CMBX NA BB.9 Index	(4,044)	46,000	9,527	9/17/58	(500 bp) — Monthly	5,444
CMBX NA BB.9 Index	(2,706)	44,000	9,112	9/17/58	(500 bp) — Monthly	6,369
CMBX NA BB.9 Index	(3,031)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,125
CMBX NA BB.9 Index	(1,216)	20,000	4,142	9/17/58	(500 bp) — Monthly	2,909
CMBX NA BB.9 Index	(2,867)	19,000	3,935	9/17/58	(500 bp) — Monthly	1,052
CMBX NA BB.9 Index	(743)	19,000	3,935	9/17/58	(500 bp) — Monthly	3,176
CMBX NA BB.9 Index	(1,060)	7,000	1,450	9/17/58	(500 bp) — Monthly	384
CMBX NA BB.9 Index	(1,060)	7,000	1,450	9/17/58	(500 bp) — Monthly	384
CMBX NA BB.9 Index	(428)	5,000	1,036	9/17/58	(500 bp) — Monthly	604
CMBX NA BBB− . 8 Index	(11,045)	71,000	9,216	10/17/57	(300 bp) — Monthly	(1,865)
CMBX NA BBB− .10 Index	(12,677)	52,000	4,550	11/17/59	(300 bp) — Monthly	(8,153)
CMBX NA BBB− .10 Index	(7,589)	35,000	3,063	11/17/59	(300 bp) — Monthly	(4,544)
CMBX NA BBB− .10 Index	(6,704)	31,000	2,713	11/17/59	(300 bp) — Monthly	(4,007)
CMBX NA BBB− .10 Index	(6,386)	27,000	2,363	11/17/59	(300 bp) — Monthly	(4,037)
CMBX NA BBB− .10 Index	(2,755)	12,000	1,050	11/17/59	(300 bp) — Monthly	(1,711)
CMBX NA BBB− .12 Index	(6,260)	30,000	1,386	8/17/61	(300 bp) — Monthly	(4,889)
CMBX NA BBB−.10 Index	(12,175)	96,000	8,400	11/17/59	(300 bp) — Monthly	(3,823)
CMBX NA BBB−.10 Index	(6,408)	74,000	6,475	11/17/59	(300 bp) — Monthly	30
CMBX NA BBB−.12 Index	(4,985)	15,000	693	8/17/61	(300 bp) — Monthly	(4,300)
CMBX NA BBB−.6 Index	(116,885)	482,000	137,129	5/11/63	(300 bp) — Monthly	20,003
CMBX NA BBB−.8 Index	(11,799)	93,000	12,071	10/17/57	(300 bp) — Monthly	226

Dynamic Asset Allocation Balanced Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(11,828)	$93,000	$12,071	10/17/57	(300 bp) — Monthly	$196
CMBX NA BBB−.8 Index	(12,240)	79,000	10,254	10/17/57	(300 bp) — Monthly	(2,026)
CMBX NA BBB−.8 Index	(11,719)	75,000	9,735	10/17/57	(300 bp) — Monthly	(2,021)
CMBX NA BBB−.8 Index	(10,303)	72,000	9,346	10/17/57	(300 bp) — Monthly	(995)
Upfront premium received	—		Unrealized appreciation		692,724
Upfront premium (paid)	(1,687,053)		Unrealized (depreciation)		(437,194)
Total	$(1,687,053)		Total		$255,530
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	B+/P	$(707,153)	$7,485,000	$687,872	12/20/26	500 bp — Quarterly	$(18,242)
NA IG Series 37 Index	BBB+/P	(3,352,146)	133,100,000	3,165,118	12/20/26	100 bp — Quarterly	(161,147)
Total	$(4,059,299)		$(179,389)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

100 Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$44,272,102	$32,504,981	$—
Capital goods	87,722,737	13,920,610	—
Communication services	50,429,263	9,776,388	—
Conglomerates	5,864,612	—	—
Consumer cyclicals	267,239,753	49,597,590	—
Consumer staples	91,967,692	30,261,534	—
Energy	35,271,013	19,545,982	227
Financials	209,264,551	59,679,207	—
Government	—	495,740	—
Healthcare	203,763,743	39,203,852	—
Technology	507,982,592	34,319,012	—
Transportation	27,588,116	7,884,046	—
Utilities and power	39,468,521	9,081,253	—
Total common stocks	1,570,834,695	306,270,195	227
Asset-backed securities	—	12,202,977	2,501,074
Collateralized loan obligations	—	29,613,621	—
Convertible bonds and notes	—	562,687	—
Convertible preferred stocks	—	5,628,815	—
Corporate bonds and notes	—	390,675,077	—
Foreign government and agency bonds and notes	—	15,716,181	—
Mortgage-backed securities	—	120,555,774	—
Preferred stocks	—	9,793	—
Purchased options outstanding	—	1,281,950	—
Senior loans	—	8,893,465	—
U.S. government and agency mortgage obligations	—	347,393,055	—
U.S. treasury obligations	—	809,917	—
Warrants	15,903	—	—
Short-term investments	1,569,000	152,621,298	—
Totals by level	$1,572,419,598	$1,392,234,805	$2,501,301

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,235,943)	$—
Futures contracts	15,409,190	—	—
Written options outstanding	—	(394,077)	—
TBA sale commitments	—	(107,049,417)	—
Interest rate swap contracts	—	(3,318,675)	—
Total return swap contracts	—	(3,071,350)	—
Credit default contracts	—	4,341,824	—
Totals by level	$15,409,190	$(111,727,638)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 101

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $18,542,866 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,261,666,676)	$2,857,497,109
Affiliated issuers (identified cost $109,658,595) (Notes 1 and 5)	109,658,595
Cash	191,569
Foreign currency (cost $537,926) (Note 1)	542,250
Dividends, interest and other receivables	7,476,374
Foreign tax reclaim	777,879
Receivable for shares of the fund sold	6,190,109
Receivable for investments sold	10,708,441
Receivable for sales of TBA securities (Note 1)	103,436,474
Receivable for variation margin on futures contracts (Note 1)	5,383,231
Receivable for variation margin on centrally cleared swap contracts (Note 1)	207,885
Unrealized appreciation on forward currency contracts (Note 1)	5,294,568
Unrealized appreciation on OTC swap contracts (Note 1)	1,034,737
Premium paid on OTC swap contracts (Note 1)	1,689,385
Prepaid assets	39,442
Total assets	3,110,128,048

LIABILITIES
Payable for investments purchased	19,165,453
Payable for purchases of delayed delivery securities (Note 1)	1,458,000
Payable for purchases of TBA securities (Note 1)	201,852,468
Payable for shares of the fund repurchased	10,500,302
Payable for compensation of Manager (Note 2)	1,174,774
Payable for custodian fees (Note 2)	64,242
Payable for investor servicing fees (Note 2)	492,166
Payable for Trustee compensation and expenses (Note 2)	440,304
Payable for administrative services (Note 2)	8,299
Payable for distribution fees (Note 2)	1,170,338
Payable for variation margin on futures contracts (Note 1)	1,542,629
Payable for variation margin on centrally cleared swap contracts (Note 1)	167,228
Unrealized depreciation on OTC swap contracts (Note 1)	4,048,515
Premium received on OTC swap contracts (Note 1)	687,725
Unrealized depreciation on forward currency contracts (Note 1)	7,530,511
Written options outstanding, at value (premiums $354,797) (Note 1)	394,077
TBA sale commitments, at value (proceeds receivable $107,499,824) (Note 1)	107,049,417
Collateral on securities loaned, at value (Note 1)	19,155,555
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,378,917
Other accrued expenses	268,005
Total liabilities	379,548,925

Net assets	$2,730,579,123

(Continued on next page)

102 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,930,971,270
Total distributable earnings (Note 1)	799,607,853
Total — Representing net assets applicable to capital shares outstanding	$2,730,579,123

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,438,003,996 divided by 80,231,379 shares)	$17.92
Offering price per class A share (100/94.25 of $17.92)*	$19.01
Net asset value and offering price per class B share ($29,057,486 divided by 1,625,796 shares)**	$17.87
Net asset value and offering price per class C share ($224,072,296 divided by 12,900,245 shares)**	$17.37
Net asset value, offering price and redemption price per class P share
($288,281,700 divided by 16,042,136 shares)	$17.97
Net asset value, offering price and redemption price per class R share
($20,762,697 divided by 1,168,826 shares)	$17.76
Net asset value, offering price and redemption price per class R5 share
($10,957,367 divided by 609,850 shares)	$17.97
Net asset value, offering price and redemption price per class R6 share
($332,275,411 divided by 18,496,065 shares)	$17.96
Net asset value, offering price and redemption price per class Y share
($387,168,170 divided by 21,550,119 shares)	$17.97

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $751,957)	$30,795,898
Interest (including interest income of $212,331 from investments in affiliated issuers) (Note 5)	24,164,336
Securities lending (net of expenses) (Notes 1 and 5)	91,505
Total investment income	55,051,739

EXPENSES
Compensation of Manager (Note 2)	14,023,809
Investor servicing fees (Note 2)	3,033,810
Custodian fees (Note 2)	254,849
Trustee compensation and expenses (Note 2)	116,025
Distribution fees (Note 2)	6,330,849
Administrative services (Note 2)	69,894
Other	735,186
Total expenses	24,564,422
Expense reduction (Note 2)	(2,647)
Net expenses	24,561,775

Net investment income	30,489,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	245,020,542
Net increase from payments by affiliates (Note 2)	4,063
Foreign currency transactions (Note 1)	(99,501)
Forward currency contracts (Note 1)	(2,846,932)
Futures contracts (Note 1)	(40,136,811)
Swap contracts (Note 1)	1,967,577
Written options (Note 1)	(152,610)
Total net realized gain	203,756,328
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	220,734,590
Assets and liabilities in foreign currencies	5,264
Forward currency contracts	(3,068,206)
Futures contracts	16,107,846
Swap contracts	(2,046,572)
Written options	(848,082)
Total change in net unrealized appreciation	230,884,840

Net gain on investments	434,641,168

Net increase in net assets resulting from operations	$465,131,132

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$30,489,964	$37,821,545
Net realized gain on investments
and foreign currency transactions	203,756,328	16,504,700
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	230,884,840	131,071,823
Net increase in net assets resulting from operations	465,131,132	185,398,068
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(13,986,377)	(23,221,073)
Class B	(71,102)	(363,552)
Class C	(651,557)	(2,362,283)
Class P	(3,871,278)	(5,087,054)
Class R	(161,963)	(414,853)
Class R5	(138,230)	(204,097)
Class R6	(4,484,278)	(6,667,119)
Class Y	(4,866,108)	(7,673,411)
From net realized long-term gain on investments
Class A	(7,817,273)	—
Class B	(209,006)	—
Class C	(1,416,286)	—
Class P	(1,575,238)	—
Class R	(130,651)	—
Class R5	(63,349)	—
Class R6	(1,908,920)	—
Class Y	(2,242,756)	—
Decrease from capital share transactions (Note 4)	(310,876,691)	(267,439,333)
Total increase (decrease) in net assets	110,660,069	(128,034,707)

NET ASSETS
Beginning of year	2,619,919,054	2,747,953,761
End of year	$2,730,579,123	$2,619,919,054

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 105

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	$17.92	18.66	$1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
Class B
September 30, 2021	$15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	$17.87	17.80	$29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
Class C
September 30, 2021	$14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	$17.37	17.76	$224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
Class P
September 30, 2021	$15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	$17.97	19.12	$288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
Class R
September 30, 2021	$15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	$17.76	18.39	$20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
Class R5
September 30, 2021	$15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	$17.97	18.95	$10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	$17.96	19.08	$332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
Class Y
September 30, 2021	$15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	$17.97	19.04	$387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 109

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

110 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 111

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

112 Dynamic Asset Allocation Balanced Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

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The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

114 Dynamic Asset Allocation Balanced Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Dynamic Asset Allocation Balanced Fund 115

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,792,848 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $6,122,808 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,155,555 and the value of securities loaned amounted to $18,542,866.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

116 Dynamic Asset Allocation Balanced Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,295,993 to increase undistributed net investment income, $223 to decrease paid-in capital and $9,295,770 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$582,796,310
Unrealized depreciation	(59,452,680)
Net unrealized appreciation	523,343,630
Undistributed ordinary income	13,608,719
Undistributed long-term gains	139,831,800
Undistributed short-term gains	123,482,209
Cost for federal income tax purposes	$2,347,493,626

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.512% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or

Dynamic Asset Allocation Balanced Fund 117

PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $4,063 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,904,343	Class R5	17,029
Class B	45,551	Class R6	170,578
Class C	311,893	Class Y	526,364
Class P	28,132	Total	$3,033,810
Class R	29,920

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,647 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,831, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

118 Dynamic Asset Allocation Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,554,704
Class B	1.00%	1.00%	338,835
Class C	1.00%	1.00%	2,325,861
Class R	1.00%	0.50%	111,449
Total			$6,330,849

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $204,247 from the sale of class A shares and received $3,508 and $2,944 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,113 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,750,383,400	$7,037,485,540
U.S. government securities (Long-term)	—	—
Total	$6,750,383,400	$7,037,485,540

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	7,723,151	$132,003,613	9,940,986	$146,427,041
Shares issued in connection with
reinvestment of distributions	1,234,382	21,034,103	1,597,204	22,493,838
	8,957,533	153,037,716	11,538,190	168,920,879
Shares repurchased	(19,432,220)	(325,110,020)	(15,524,537)	(226,365,597)
Net decrease	(10,474,687)	$(172,072,304)	(3,986,347)	$(57,444,718)

Dynamic Asset Allocation Balanced Fund 119

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	31,938	$535,534	31,996	$467,877
Shares issued in connection with
reinvestment of distributions	15,839	262,584	24,513	341,846
	47,777	798,118	56,509	809,723
Shares repurchased	(783,868)	(13,418,690)	(850,410)	(12,250,075)
Net decrease	(736,091)	$(12,620,572)	(793,901)	$(11,440,352)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,572,456	$26,184,910	1,746,887	$24,790,518
Shares issued in connection with
reinvestment of distributions	124,376	2,014,190	166,952	2,266,615
	1,696,832	28,199,100	1,913,839	27,057,133
Shares repurchased	(4,001,893)	(66,313,283)	(4,510,757)	(63,559,096)
Net decrease	(2,305,061)	$(38,114,183)	(2,596,918)	$(36,501,963)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			7,322	$106,578
Shares issued in connection with reinvestment of distributions			—	—
			7,322	106,578
Shares repurchased			(1,807,622)	(26,834,716)
Net decrease			(1,800,300)	$(26,728,138)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	19,018,988	$306,223,532	7,294,891	$106,552,821
Shares issued in connection with
reinvestment of distributions	317,955	5,446,516	358,841	5,083,230
	19,336,943	311,670,048	7,653,732	111,636,051
Shares repurchased	(20,250,946)	(326,579,750)	(6,297,244)	(92,492,833)
Net increase (decrease)	(914,003)	$(14,909,702)	1,356,488	$19,143,218

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	149,878	$2,529,697	270,920	$3,931,875
Shares issued in connection with
reinvestment of distributions	16,856	283,073	27,106	377,609
	166,734	2,812,770	298,026	4,309,484
Shares repurchased	(585,328)	(9,706,551)	(917,736)	(13,396,778)
Net decrease	(418,594)	$(6,893,781)	(619,710)	$(9,087,294)

120 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	50,257	$850,562	43,349	$636,351
Shares issued in connection with
reinvestment of distributions	11,782	201,579	14,458	204,097
	62,039	1,052,141	57,807	840,448
Shares repurchased	(132,167)	(2,302,442)	(123,612)	(1,793,254)
Net decrease	(70,128)	$(1,250,301)	(65,805)	$(952,806)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,241,809	$55,490,601	7,036,706	$103,261,603
Shares issued in connection with
reinvestment of distributions	368,584	6,309,950	466,019	6,583,133
	3,610,393	61,800,551	7,502,725	109,844,736
Shares repurchased	(5,961,699)	(102,877,033)	(7,708,071)	(112,927,213)
Net decrease	(2,351,306)	$(41,076,482)	(205,346)	$(3,082,477)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,724,924	$95,818,532	5,783,272	$85,295,885
Shares issued in connection with
reinvestment of distributions	372,380	6,369,746	497,207	7,022,151
	6,097,304	102,188,278	6,280,479	92,318,036
Shares repurchased	(7,332,387)	(126,127,644)	(15,716,245)	(233,662,839)
Net decrease	(1,235,083)	$(23,939,366)	(9,435,766)	$(141,344,803)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.9% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 121

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$19,073,088	$253,207,811	$253,125,344	$23,310	$19,155,555
Putnam Short Term
Investment Fund**	315,649,849	568,251,923	793,398,732	212,331	90,503,040
Total Short-term
investments	$334,722,937	$821,459,734	$1,046,524,076	$235,641	$109,658,595

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

122 Dynamic Asset Allocation Balanced Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000
Purchased currency option contracts (contract amount)	$89,600,000
Written equity option contracts (contract amount)	$4,000
Written currency option contracts (contract amount)	$89,600,000
Futures contracts (number of contracts)	8,000
Forward currency contracts (contract amount)	$1,266,200,000
Centrally cleared interest rate swap contracts (notional)	$330,100,000
OTC total return swap contracts (notional)	$313,900,000
Centrally cleared total return swap contracts (notional)	$191,100,000
OTC credit default contracts (notional)	$18,600,000
Centrally cleared credit default contracts (notional)	$170,900,000
Warrants (number of warrants)	1,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$5,827,699*	Payables	$1,485,875
Foreign exchange	Investments,
contracts	Receivables	6,576,518	Payables	7,924,588
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	21,097,118*	Unrealized depreciation	6,732,889 *
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,908,555*	Unrealized depreciation	8,237,716*
Total		$36,409,890		$24,381,068

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 123

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,058,779	$5,058,779
Foreign exchange contracts	247,687	—	(2,846,932)	—	$(2,599,245)
Equity contracts	1,047,388	(28,483,299)	—	9,637,616	$(17,798,295)
Interest rate contracts	—	(11,653,512)	—	(12,728,818)	$(24,382,330)
Total	$1,295,075	$(40,136,811)	$(2,846,932)	$1,967,577	$(39,721,091)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for
as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$144,032	$144,032
Foreign exchange
contracts	—	439,766	—	(3,068,206)	—	$(2,628,440)
Equity contracts	11,877	—	17,292,842	—	(1,530,055)	$15,774,664
Interest
rate contracts	—	—	(1,184,996)	—	(660,549)	$(1,845,545)
Total	$11,877	$439,766	$16,107,846	$(3,068,206)	$(2,046,572)	$11,444,711

124 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 125

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$103,947	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$103,947
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	277,911	—	—	—	—	—	—	—	—	—	—	277,911
Centrally cleared total return
swap contracts§	—	—	103,938	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	103,938
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	2,330	—	2,876	—	—	—	—	—	5,206
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	277,951	392,269	512,278	—	—	300,145	99,021	360,919	—	—	—	—	—	1,942,583
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	5,191,606	—	—	—	—	—	—	191,625	—	—	—	—	—	—	—	5,383,231
Forward currency contracts#	244,443	263,311	—	—	253,723	—	384,131	914,387	439,766	732,403	—	—	59,502	323,934	676,720	169,847	685,584	146,817	5,294,568
Purchased options**#	321,522	—	—	—	—	—	—	313,385	—	367,735	—	—	—	—	—	—	279,308	—	1,281,950
Total Assets	$565,965	$263,311	$207,885	$5,191,606	$253,723	$277,951	$776,400	$2,017,961	$439,766	$1,100,138	$494,100	$99,021	$423,297	$323,934	$676,720	$169,847	$964,892	$146,817	$14,393,334
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	78,373	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	78,373
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	1,841,905	—	910,038	—	—	—	—	—	—	—	—	2,751,943
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	47,996	22,152	—	—	—	387,699	155,417	580,673	—	—	134,933	—	157,005	—	—	—	—	—	1,485,875
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	88,855	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88,855
Futures contracts§	—	—	—	1,214,835	—	—	—	—	—	—	327,794	—	—	—	—	—	—	—	1,542,629
Forward currency contracts#	452,869	152,474	—	—	378,462	—	68,421	2,004,366	260,971	759,477	—	—	1,360,381	283,240	431,043	418,409	863,694	96,704	7,530,511
Written options#	85,436	—	—	—	—	—	—	81,774	—	135,240	—	—	—	—	—	—	91,627	—	394,077
Total Liabilities	$586,301	$174,626	$167,228	$1,214,835	$378,462	$387,699	$223,838	$4,508,718	$260,971	$1,804,755	$462,727	$—	$1,517,386	$283,240	$431,043	$418,409	$955,321	$96,704	$13,872,263
Total Financial and
Derivative Net Assets	$(20,336)	$88,685	$40,657	$3,976,771	$(124,739)	$(109,748)	$552,562	$(2,490,757)	$178,795	$(704,617)	$31,373	$99,021	$(1,094,089)	$40,694	$245,677	$(248,562)	$9,571	$50,113	$521,071

126 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 127

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities,Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral received
(pledged)†##	$(20,336)	$88,685	$—	$—	$(124,739)	$(109,748)	$552,562	$(2,490,757)	$178,795	$(613,833)	$31,373	$99,021	$(1,094,089)	$(84,997)	$245,677	$(180,946)	$9,571	$—
Net amount	$—	$—	$40,657	$3,976,771	$—	$—	$—	$—	$—	$(90,784)	$—	$—	$—	$125,691	$—	$(67,616)	$—	$50,113
Controlled collateral
received (including TBA
commitments)**	$—	$156,763	$—	$367,000	$—	$—	$570,000	$—	$310,000	$—	$182,000	$161,295	$—	$—	$491,859	$—	$140,000	$—	$2,378,917
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(229,957)	$—	$—	$—	$(181,964)	$(130,978)	$—	$(3,481,379)	$—	$(613,833)	$—	$—	$(1,218,754)	$(84,997)	$—	$(180,946)	$—	$—	$(6,122,808)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $23,096,265 and $13,257,787, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $153,814,980 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 10.21% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 15.61%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,291,161 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

128 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 129

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

130 Dynamic Asset Allocation Balanced Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund 131

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

132 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$151,005	$ —	$22,543	$ —
September 30, 2020	$152,959	$ —	$17,704	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $287,442 and $363,546 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021